UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22975

AllianzGI Institutional Multi-Series Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Report to Shareholders

AllianzGI Institutional Multi-Series Trust

Annual Report

September 30, 2017

Portfolio Summaries	2-7

Important Information	8-9

Schedules of Investments	10-33

Statements of Assets and Liabilities	34

Statements of Operations	35

Statements of Changes in Net Assets	36-37

Financial Highlights	38-39

Notes to Financial Statements	40-56

Report of Independent Registered Public Accounting Firm	57

Federal Tax Information	58

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements	59-61

Privacy Policy	62-64

Board of Trustees and Officers	65-67

AllianzGI Advanced Core Bond Portfolio

(unaudited)

For the period of October 1, 2016 through September 30, 2017, as provided by Christian Tropp, CFA, Portfolio Manager.

 Portfolio Insights

Performance Overview

For the twelve-month period ending September 30, 2017, the AllianzGI Advanced Core Bond Portfolio (the “Portfolio”) returned -0.43%, underperforming the Bloomberg Barclays US Aggregate Bond Index (the “benchmark”), which returned 0.07%.

Market Overview

Over the twelve-month period, the index yield of the benchmark, as provided by Bloomberg, increased by 59 basis points. Broken down by sub-indices of the benchmark, the strongest increase in yield was realized in Mortgage-Backed Securities (“MBS”) (74 basis points), followed by US Treasuries (69 basis points), Government-Related Bonds(52 basis points) and Corporate Bonds(32 basis points). The total return of the benchmark (0.07%) can be broken down into segment performance as follows: The US treasuries sub-index performed -1.67%, the US Government-related sub-index 0.62%, US Corporates 2.21% and US MBS 0.29%. Analyzing the various rating segments, we can observe that lower rated bonds outperformed higher rated points. Analyzing the maturity segments of the benchmark, we can observe that the 7-70 years maturity segment performed the worst and was outperformed by bonds with maturities of more than 10 years. Bonds with maturities of less than 3 years outperformed, followed by bonds with maturities of more than 3 but less than 7 years.

Portfolio review

Based on the performance attribution analysis we conducted for the twelve-month period, positive contributors to the Portfolio’s active return were active allocations in overall interest rate risk, active allocations in rating buckets and single security selection. Negative contributors to the Portfolio’s active return were active allocation over the term structure, active allocation over fixed income sectors and active allocation in lower yielding bonds.

Outlook

At the end of the reporting period, the yield of the Portfolio’s investment universe, as measured by the benchmark yield, was 2.6%. The benchmark segment with the highest yield was US Corporate Bonds (3.2%), followed by US MBS (2.8%) and US Government-related Bonds (2.5%). The segment of the benchmark with the lowest average yield was US Treasuries, which yielded 2.0%.

Generally, we expect a slight improvement in economic dynamics. We believe this is supported by domestic demand given the positive labor market and housing conditions. We believe risks stem mainly from slow investment activity, and from global uncertainties. Also, we believe slow wage growth could become a problem for the recovery. The unspecified economic plans of president Trump have added to the uncertainty. The majority of the Federal Open Market Committee (“FOMC”) continues to expect inflation to pick up and reach the target level in 2019, supported by further growth above potential and a further strengthening labor market. The current FOMC consensus rate projections for 2018 are held together by the view that the current weak inflation is only transitory. Market pricing suggests that this FOMC expectation is dismissed as wishful thinking. The yet to be determined composition of the US Federal Reserve (“FED”) board of Governors including its chair in 2018, makes any forecast even more uncertain.

Nevertheless, we believe conditions will allow the FOMC to tighten monetary policy stronger over the next 18 months than currently implied by market pricing.

 Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†

AllianzGI Advanced Core Bond Portfolio	-0.43%	2.46%
Bloomberg Barclays US Aggregate Bond Index ††	0.07%	2.70%

† The Portfolio began operations on October 30, 2015. Benchmark return comparisons began on the portfolio inception date.

†† The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index is composed of securities from the Bloomberg Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment grade fixed rate, taxable bond market. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 0.55%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2018. The Portfolio’s expense ratio net of this reduction is 0.35%. Expense ratio information is as of the Portfolio’s current Private Placement Memorandum (“PPM”) dated February 1, 2017.

Portfolio Review commentary is based on the Wilshire Axiom Performance Attribution Analysis. Wilshire Axiom uses a position based approach and performance is linked daily. Please note that the different prices and different methodologies used in this attribution report, among others, may cause deviation in return figures to official performance.

2	Annual Report/September 30, 2017

AllianzGI Advanced Core Bond Portfolio

(unaudited) (continued)

Industry/Sectors (as of September 30, 2017)		Cumulative Returns through September 30, 2017
U.S. Treasury Obligations	29.8%	(in thousands)
U.S. Government Agency Securities	27.8%
Banks	20.8%
Sovereign Debt Obligations	13.3%
Auto Manufacturers	4.4%
Oil, Gas & Consumable Fuels	4.1%
Food & Beverage	3.0%
Telecommunications	2.6%
Other	19.6%
Cash & Equivalents — Net	-25.4%

Moody’s Ratings (as of September 30, 2017)
(as a % of total investments)

Bond ratings refer to the underlying holdings of the Portfolio and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Portfolio’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Portfolio’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above, if applicable, as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
Beginning Account Value (4/1/17)	$1,000.00
Ending Account Value (9/30/17)	$1,021.70
Expenses Paid During Period	$ 1.77

Hypothetical Performance
(5% return before expenses)
Beginning Account Value (4/1/17)	$1,000.00
Ending Account Value (9/30/17)	$1,023.31
Expenses Paid During Period	$ 1.78

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (0.35%), multiplied by the average account value over the period, multiplied by 183/365.

3	Annual Report/September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

(unaudited)

For the period of October 1, 2016 through September 30, 2017, as provided by Christian McCormick, Senior Product Specialist.

 Portfolio Insights

Performance Overview

For the twelve-month period ended

September 30, 2017, the AllianzGI Best Styles Global Managed Volatility Portfolio (the “Portfolio”) returned 15.41%, outperforming the MSCI ACWI Minimum Volatility Index (the “benchmark”), which returned 9.30%.

Market Overview

The twelve-month period provided investors with a highly volatile ride, but overall equity markets have been upward trending as the S&P 500 Index, MSCI EAFE Index, and MSCI Emerging Market Index returned 19.56%, 18.76%, and 21.13%, respectively. Low volatility stocks underperformed the broad-cap weighted benchmarks, which is not surprising given the strong bull markets in addition to a broader “risk on” environment following the US election and supported by market friendly election results in Europe. The traditional lower volatility sectors of utilities, consumer staples, and telecom services all underperformed the broader benchmark by a meaningful margin during the period.

Portfolio Overview

The strategy aims to deliver a stable and sustainable pattern of excess returns over the benchmark, which itself has a strong tilt to low risk stocks relative to the cap weighted MSCI ACWI Index. Therefore in absolute terms the fortunes of the strategy will be largely driven by the performance of low risk stocks.

The strategy has sector and regional constraints of +/- 3% around the benchmark, but during the twelve-month period there were meaningful contributions on a sector basis due to the large margin of tracking error between the benchmark and the MSCI ACWI Index. On the positive side, real estate and consumer staples contributed about 70 basis points to relative performance. This is a solid example of a small sector weight having a large impact as real estate was an average weight of 5.5% over the period in the benchmark, and the Portfolio held 3.8%, but as a sector it returned -5.68% versus the benchmark return 9.29%.

Stock selection dominated the relative return contribution, with the United States providing the top source of returns at approximately 240 basis points, while the worst country stock selection was South Africa, at only -19 basis points.

Outlook

The Best Styles approach seeks to harvest the long term risk premiums from Value, Momentum, Revisions, Growth, and Quality. The Portfolio is

managed with the goal to effectively manage and mitigate the risks associated with the premiums individually and as a multi style portfolio.

However, it is important to remember that these styles do carry additional risks to the benchmark, where the “premium” comes from, and therefore will underperform over certain shorter time periods, especially in shifty, risk-on/risk-off equity markets that are heavily influenced by macro-level interest policy. In terms of outlook for Best Styles, the long term investment style allocation of Best Styles with broadly half of the portfolio being invested in the investment style value, and the other half of the portfolio being invested in the investment styles momentum, revisions, growth and quality, remains unchanged.

The Portfolio will remain balanced in terms of the allocation to highest risk and lowest risk stocks, and cyclical vs. non-cyclical sectors in order to seek to immunize the Portfolio with respect to the impact of risk on/risk off moves and to make the performance of the Portfolio independent from the direction of the economic cycle. In our opinion, the balanced and well diversified blend of investment styles of the Best Styles investment approach has proven to be successful in macroeconomic conditions comparable to today’s several times in the past and therefore, we will not be set aside in favor of any tempting shorter term investment style timing efforts.

 Average Annual Return for the period ended September 30, 2017

	1 Year	Since Inception†

AllianzGI Best Styles Global Managed Volatility Portfolio	15.41%	14.24%

MSCI ACWI Minimum Volatility Index ††	9.30%	9.54%

† The Portfolio began operations on April 11, 2016. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI ACWI Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across Developed Markets and Emerging Markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 0.95%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2018. The Portfolio’s expense ratio net of this reduction is 0.45%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2017.

4	Annual Report/September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

(unaudited) (continued)

Country Allocation (as of September 30, 2017)		Cumulative Returns through September 30, 2017
United States	50.5%	(in thousands)
Japan	13.4%
Taiwan	5.5%
Canada	3.4%
France	3.0%
Switzerland	2.5%
United Kingdom	2.2%
Hong Kong	2.1%
Other	15.8%
Cash & Equivalents — Net	1.6%

Shareholder Expense Example	Actual Performance
Beginning Account Value (4/1/17)	$1,000.00
Ending Account Value (9/30/17)	$1,086.40
Expenses Paid During Period	$2.35

Hypothetical Performance
(5% return before expenses)
Beginning Account Value (4/1/17)	$1,000.00
Ending Account Value (9/30/17)	$1,022.81
Expenses Paid During Period	$2.28

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (0.45%), multiplied by the average account value over the period, multiplied by 183/365.

5	Annual Report/September 30, 2017

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited)

For the period of October 1, 2016 through September 30, 2017, as provided by Kunal Ghosh, Portfolio Manager.

 Portfolio Insights

Performance Overview

For the twelve-month period ended September 30, 2017, the AllianzGI Global Small-Cap Opportunities Portfolio (the “Portfolio”) returned 30.06%, outperforming the MSCI All Country World Small-Cap Index (the “benchmark”), which returned 19.23%.

Market Overview

During the twelve-month period, the benchmark’s performance was decidedly positive, advancing in 11 of 12 months thanks to positive earnings growth and a favorable macroeconomic environment.

Initially, the benchmark posted a loss in October amid election uncertainty in the United States. Donald Trump’s surprise Presidential victory in the November 2016 presidential election raised hopes that his pro-growth policies would boost global profits, outweighing fears of greater protectionism, which was the beginning of the positive performance streak. The benchmark advanced in the low-single-digits for each of the remaining 10 months during the twelve-month period, as investors were consistently rewarded for the asset class exposure. In particular, higher earnings growth expectations and robust global demand helped drive the positive sentiment. Emerging market small-cap equities initially trailed their developed market counterparts at the beginning of the twelve-month period, but managed to lead performance in the latter half of the annual period in light of a more favorable growth and valuation mix.

Country results were primarily higher with 40 of 47 countries in the benchmark advancing. Small-cap emerging market equities were among the top performers, led by a 66% gain in Greece, followed by greater than 50% advances in the Czech Republic, Brazil and Poland. The United States, which accounts for over half of the benchmark, was up 19.7% for the reporting period. Meanwhile, Qatar declined 20% as investors sold shares and new benchmark addition, Pakistan, declined 18.7%. Sector results were mostly higher, with 10 of 11 sectors advancing. Financials, information technology and industrials were each up north of 27%, while energy was the only sector with negative returns, posting a 5.2% decline during the reporting period.

Portfolio Review

The Portfolio’s performance compared to the benchmark was due to significant bottom-up stockpicking at both a country and sector level.

During the twelve-month period, bottom-up stock selection in the energy sector contributed meaningfully, as did stockpicking in information technology, real estate and industrials. Meanwhile, only two sectors detracted from results, including more conservative stock selection in health care and the combination of a relative underweight and selections in financials. From a country standpoint, bottom-up selections in the United States contributed significantly, followed by overweight allocations to Poland and Greece as well as stockpicking in

Singapore. Conversely, a relative underweight to France offset results as did selections in Italy and the United Kingdom.

Outlook

We maintain a favorable viewpoint on global small-cap equities as positive earnings growth and a moderate valuation level are helping drive the turnaround in investor sentiment. We believe the expectation of positive global GDP growth and generally accommodative monetary policies provides a complementary macroeconomic backdrop. Lastly, we believe the greater levels of inefficiencies in both developed and emerging markets small-cap equities bode well for our active approach.

We continue to construct the Portfolio on a bottom-up basis with conviction at the stock level. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

 Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Global Small-Cap Opportunities Portfolio	30.06%	10.51%
MSCI All Country World Small-Cap Index ††	19.23%	7.25%

† The Portfolio began operations on July 23, 2014. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI All Country World Small-Cap Index captures small-cap representation across developed markets and emerging markets countries. The Index covers about 14% of the free float-adjusted market capitalization in each country. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 5.48%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2018. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2017.

6	Annual Report/September 30, 2017

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited) (continued)

Country Allocation (as of September 30, 2017)		Cumulative Returns through September 30, 2017
United States	49.6%	(in thousands)
Japan	10.8%
China	6.4%
Taiwan	3.5%
Hong Kong	3.0%
Greece	2.4%
Italy	2.2%
Turkey	2.1%
Other	20.3%
Cash & Equivalents — Net	-0.3%

Shareholder Expense Example	Actual Performance
Beginning Account Value (4/1/17)	$1,000.00
Ending Account Value (9/30/17)	$1,154.40
Expenses Paid During Period	$6.48

Hypothetical Performance
(5% return before expenses)
Beginning Account Value (4/1/17)	$1,000.00
Ending Account Value (9/30/17)	$1,019.05
Expenses Paid During Period	$6.07

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (1.20%), multiplied by the average account value over the period, multiplied by 183/365.

7	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Important Information (unaudited)

As of September 30, 2017, AllianzGI Institutional Multi-Series Trust (the “Trust”) consisted of three investment series, AllianzGI Advanced Core Bond Portfolio, AllianzGI Best Styles Global Managed Volatility Portfolio and AllianzGI Global Small-Cap Opportunities Portfolio, (each a “Portfolio” and collectively the “Portfolios”). The Portfolios each currently offer one share class.

The Cumulative Returns charts for each Portfolio assume the initial investment was made on the first day of each Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions, if any, were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of each Portfolio’s inception date.

The following disclosure provides important information regarding each Portfolio’s Shareholder Expense Example, which appears on each Portfolio Summary page in this Annual report. Please refer to this information when reviewing the Shareholder Expense Example for each Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through September 30, 2017.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Proxy Voting

The Portfolios’ Investment Manager has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Manager will use when voting proxies on behalf of each Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors website at us.allianzgi.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

8	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Important Information (unaudited) (continued)

Form N-Q

The Trust files complete schedules of each Portfolio’s holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Credit Ratings

Bond ratings apply to the underlying holdings of a Portfolio and not the Portfolio itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”).

Unless otherwise noted, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Portfolios’ considerations of industry practice.

Bonds not rated by Moody’s or bonds that do not have a rating available are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Portfolios, Allianz Global Investors U.S. LLC, the Investment Manager to the Portfolios, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Portfolio Summary pages, including Portfolio Insights, Average Annual Total Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-498-5413.

9	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

CORPORATE BONDS & NOTES - 54.5%

Aerospace & Defense - 0.7%

United Technologies Corp.,
1.90%, 5/4/20	350	$349,585
1.95%, 11/1/21	400	394,257
4.15%, 5/15/45	200	206,308

		950,150

Agriculture - 1.1%

Altria Group, Inc.,
5.375%, 1/31/44	300	360,848
Philip Morris International, Inc.,
2.00%, 2/21/20	800	801,111
2.375%, 8/17/22	400	398,437

		1,560,396

Auto Manufacturers - 4.4%

American Honda Finance Corp.,
1.95%, 7/20/20	500	500,220
2.00%, 2/14/20	800	801,487
Daimler Finance North America LLC (a)(b),
2.00%, 7/6/21	500	492,535
Ford Motor Credit Co. LLC,
2.681%, 1/9/20	850	857,817
2.979%, 8/3/22	400	400,138
General Motors Co.,
5.15%, 4/1/38	200	205,606
General Motors Financial Co., Inc.,
2.35%, 10/4/19	350	351,298
2.65%, 4/13/20	350	352,932
3.95%, 4/13/24	300	307,574
PACCAR Financial Corp.,
1.65%, 8/11/21	500	488,984
2.30%, 8/10/22	500	499,380
Toyota Motor Credit Corp.,
1.70%, 2/19/19	300	299,934
1.95%, 4/17/20	800	800,453

		6,358,358

Banks - 20.8%

Banco Bilbao Vizcaya Argentaria S.A.,
3.00%, 10/20/20	1,000	1,020,294
Bank Nederlandse Gemeenten NV (a)(b),
1.625%, 4/19/21	800	790,772
2.375%, 3/16/26	500	491,884
Bank of America Corp.,
2.65%, 4/1/19, Ser. L	800	807,421
4.00%, 4/1/24	400	422,814
5.625%, 7/1/20	600	653,621
Bank of Montreal,
2.10%, 6/15/20	850	852,145
2.375%, 1/25/19	300	302,298
Bank of New York Mellon Corp.,
2.60%, 2/7/22	800	808,229
Bank of Nova Scotia,
1.875%, 4/26/21	700	691,616
2.15%, 7/14/20	850	852,495
2.80%, 7/21/21	300	305,675
Barclays PLC,
2.75%, 11/8/19	850	859,605
4.375%, 1/12/26	550	574,989
Citigroup, Inc.,
8.125%, 7/15/39	300	475,783
Commonwealth Bank of Australia (a)(b),
2.85%, 5/18/26	500	490,208
Credit Suisse AG,
2.30%, 5/28/19	850	855,872
Deutsche Bank AG,
2.85%, 5/10/19	850	858,737
3.375%, 5/12/21	400	407,748

See accompanying Notes to Financial Statements	10	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Dexia Credit Local S.A. (a)(b),
1.875%, 3/28/19	400	$399,582
Fifth Third Bancorp,
2.60%, 6/15/22	400	400,063
Goldman Sachs Group, Inc.,
2.375%, 1/22/18, Ser. GLOB	500	501,214
2.55%, 10/23/19	500	505,905
6.00%, 6/15/20, Ser. D	400	439,330
JPMorgan Chase & Co.,
3.625%, 5/13/24	450	469,569
4.40%, 7/22/20	800	849,833
5.40%, 1/6/42	250	304,760
6.30%, 4/23/19	500	533,608
KFW,
1.125%, 8/6/18	650	648,170
1.25%, 9/30/19	800	793,646
1.50%, 4/20/20	1,200	1,193,341
Macquarie Bank Ltd. (a)(b),
2.35%, 1/15/19	300	301,281
3.90%, 1/15/26	700	729,283
Morgan Stanley,
2.50%, 1/24/19	600	605,159
2.50%, 4/21/21	500	501,759
2.80%, 6/16/20	850	864,585
4.375%, 1/22/47	200	213,323
National Australia Bank Ltd.,
2.625%, 1/14/21	200	201,152
Royal Bank of Canada,
2.125%, 3/2/20	800	803,647
2.30%, 3/22/21	700	702,594
Santander UK PLC,
4.00%, 3/13/24	400	422,405
State Street Corp.,
2.55%, 8/18/20	850	864,928
Svenska Handelsbanken AB,
2.50%, 1/25/19	500	504,570
Swedbank AB,
1.75%, 3/12/18	400	400,194
Toronto-Dominion Bank,
1.80%, 7/13/21	400	393,989
UBS AG,
2.375%, 8/14/19	550	554,740
Wells Fargo & Co.,
2.125%, 4/22/19	350	351,971
2.50%, 3/4/21	600	604,278
3.45%, 2/13/23	400	410,014
Westpac Banking Corp.,
2.00%, 3/3/20	350	349,703
2.85%, 5/13/26	800	782,599

		30,123,401

Biotechnology - 0.6%

Amgen, Inc.,
2.25%, 8/19/23	500	486,385
Gilead Sciences, Inc.,
1.85%, 9/20/19	400	400,427

		886,812

Chemicals - 0.9%

Dow Chemical Co.,
7.375%, 11/1/29	300	400,542
Potash Corp. of Saskatchewan, Inc.,
4.00%, 12/15/26	500	522,229
WPP Finance 2010,
4.75%, 11/21/21	300	323,313

		1,246,084

Commercial Services - 0.3%

Ecolab, Inc.,
2.375%, 8/10/22	500	499,865

See accompanying Notes to Financial Statements	11	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Consumer Products - 0.9%

Colgate-Palmolive Co.,
3.70%, 8/1/47	500	$493,898
Unilever Capital Corp.,
1.80%, 5/5/20	850	849,403

		1,343,301

Electric Utilities - 1.5%

Consolidated Edison Co. of New York, Inc., Ser. 12-A,
4.20%, 3/15/42	200	212,595
Electricite de France S.A. (a)(b),
2.15%, 1/22/19	300	301,202
4.875%, 1/22/44	300	318,464
Enel Finance International NV,
6.80%, 9/15/37	150	198,315
Georgia Power Co., Ser. C,
2.00%, 9/8/20	500	498,657
Pacific Gas & Electric Co.,
4.00%, 12/1/46	300	315,049
8.25%, 10/15/18	300	319,435

		2,163,717

Electronics - 0.8%

Honeywell International, Inc.,
1.85%, 11/1/21	400	395,304
Tyco Electronics Group S.A.,
3.125%, 8/15/27	500	499,447
3.45%, 8/1/24	300	310,493

		1,205,244

Food & Beverage - 3.0%

Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/21	500	508,391
4.90%, 2/1/46	150	171,395
Coca-Cola Co.,
1.375%, 5/30/19	850	847,367
Diageo Capital PLC,
3.875%, 4/29/43	250	254,884
Dr. Pepper Snapple Group, Inc.,
4.42%, 12/15/46	300	315,988
Kraft Heinz Foods Co.,
5.375%, 2/10/20	400	429,230
Kroger Co.,
3.70%, 8/1/27	500	495,675
4.65%, 1/15/48	200	194,192
PepsiCo, Inc.,
1.55%, 5/2/19	350	349,751
2.15%, 10/14/20	300	302,517
Sysco Corp.,
3.25%, 7/15/27	500	499,259

		4,368,649

Healthcare-Products - 0.4%

Abbott Laboratories,
2.35%, 11/22/19	350	352,988
Thermo Fisher Scientific, Inc.,
4.10%, 8/15/47	200	201,255

		554,243

Household Products - 0.3%

Procter & Gamble Co.,
2.45%, 11/3/26	400	387,351

Insurance - 0.8%

Allstate Corp.,
3.28%, 12/15/26	500	509,830
MetLife, Inc.,
5.70%, 6/15/35	550	680,269

		1,190,099

See accompanying Notes to Financial Statements	12	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Internet - 0.3%

Priceline Group, Inc.,
3.55%, 3/15/28	500	$501,232

IT Services - 0.5%

International Business Machines Corp.,
1.80%, 5/17/19	300	301,111
1.90%, 1/27/20	350	350,513

		651,624

Machinery-Construction & Mining - 0.9%

Caterpillar Financial Services Corp.,
2.10%, 1/10/20	850	854,407
2.40%, 8/9/26	400	383,871

		1,238,278

Machinery-Diversified - 1.5%

CNH Industrial Capital LLC,
4.875%, 4/1/21	500	532,500
John Deere Capital Corp.,
1.95%, 6/22/20	650	650,797
2.65%, 6/24/24	500	497,934
2.80%, 3/6/23	500	508,307

		2,189,538

Media - 1.6%

CBS Corp.,
2.30%, 8/15/19	400	402,316
Comcast Corp.,
6.45%, 3/15/37	300	401,654
Discovery Communications LLC,
3.80%, 3/13/24	500	515,866
6.35%, 6/1/40	150	174,072
Time Warner Cable LLC,
6.75%, 6/15/39	300	360,895
Time Warner, Inc.,
4.875%, 3/15/20	300	319,467
Walt Disney Co.,
2.45%, 3/4/22	150	151,806

		2,326,076

Miscellaneous Manufacturing - 0.5%

General Electric Co.,
5.50%, 1/8/20	400	431,691
Siemens Financieringsmaatschappij NV (a)(b),
4.40%, 5/27/45	300	327,115

		758,806

Oil, Gas & Consumable Fuels - 4.1%

BP Capital Markets PLC,
1.768%, 9/19/19	700	700,404
2.237%, 5/10/19	850	856,348
2.315%, 2/13/20	800	807,163
3.723%, 11/28/28	400	412,518
CNOOC Nexen Finance 2014 ULC,
4.25%, 4/30/24	300	319,767
Occidental Petroleum Corp.,
3.00%, 2/15/27	500	492,638
Shell International Finance BV,
2.125%, 5/11/20	850	856,737
6.375%, 12/15/38	150	203,647
Sinopec Group Overseas Development 2016 Ltd. (a)(b),
2.125%, 5/3/19	200	199,653
Statoil ASA,
2.65%, 1/15/24	400	396,231
2.90%, 11/8/20	400	409,556
Total Capital International S.A.,
2.10%, 6/19/19	350	352,729

		6,007,391

See accompanying Notes to Financial Statements	13	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Paper & Forest Products - 0.2%

International Paper Co.,
4.35%, 8/15/48	350	$355,177

Pharmaceuticals - 2.4%

AstraZeneca PLC,
1.95%, 9/18/19	400	400,109
Bristol-Myers Squibb Co.,
1.60%, 2/27/19	850	849,651
Johnson & Johnson,
4.375%, 12/5/33	250	285,122
Merck & Co., Inc.,
1.85%, 2/10/20	850	851,234
Novartis Capital Corp.,
1.80%, 2/14/20	800	800,623
Pfizer, Inc.,
1.70%, 12/15/19	350	349,879

		3,536,618

Pipelines - 0.6%

Enterprise Products Operating LLC,
4.85%, 3/15/44	100	107,714
Kinder Morgan, Inc.,
3.15%, 1/15/23	350	352,043
TransCanada PipeLines Ltd.,
7.125%, 1/15/19	350	372,994

		832,751

Retail - 1.0%

Macy’s Retail Holdings, Inc.,
4.50%, 12/15/34	300	258,793
McDonald’s Corp.,
4.875%, 12/9/45	200	225,816
Target Corp.,
2.30%, 6/26/19	350	353,565
Walgreens Boots Alliance, Inc.,
2.70%, 11/18/19	300	304,210
4.50%, 11/18/34	300	313,503

		1,455,887

Software - 0.3%

Microsoft Corp.,
3.30%, 2/6/27	400	415,088

Technology Hardware, Storage & Peripherals - 1.0%

Apple, Inc.,
1.90%, 2/7/20	350	351,273
2.25%, 2/23/21	500	504,155
3.35%, 2/9/27	300	309,103
4.65%, 2/23/46	300	341,406

		1,505,937

Telecommunications - 2.6%

AT&T, Inc.,
4.25%, 3/1/27	300	308,791
4.80%, 6/15/44	700	683,178
5.15%, 2/14/50	500	505,802
Cisco Systems, Inc.,
2.45%, 6/15/20	700	711,642
5.50%, 1/15/40	250	313,065
Orange S.A.,
1.625%, 11/3/19	850	844,510
Telefonica Emisiones SAU,
4.103%, 3/8/27	400	414,480

		3,781,468

Transportation - 0.5%

CSX Corp.,
2.60%, 11/1/26	400	382,501

See accompanying Notes to Financial Statements	14	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

FedEx Corp.,
4.10%, 4/15/43	300	$300,295

		682,796

Total Corporate Bonds & Notes (cost-$78,397,680)		79,076,337

U.S. TREASURY OBLIGATIONS - 29.8%

U.S. Treasury Bonds,
2.25%, 8/15/46	1,900	1,669,552
2.50%, 2/15/45	670	624,670
3.125%, 2/15/42	1,305	1,379,757
3.125%, 2/15/43	800	843,734
3.50%, 2/15/39	1,550	1,749,623
4.75%, 2/15/37	200	265,523
4.75%, 2/15/41	1,260	1,692,264
5.50%, 8/15/28	400	520,820
6.00%, 2/15/26	650	837,154
U.S. Treasury Notes,
0.75%, 9/30/18	3,100	3,081,533
1.125%, 9/30/21	1,000	973,438
1.25%, 10/31/18 (d)	6,560	6,550,903
1.375%, 3/31/20	400	398,133
1.50%, 12/31/18	2,335	2,337,828
1.50%, 8/15/26	1,000	936,016
1.625%, 5/15/26	350	331,892
1.75%, 10/31/20	1,530	1,534,632
1.75%, 3/31/22	770	765,518
1.75%, 1/31/23	5,790	5,718,530
1.875%, 10/31/22	1,620	1,614,052
2.00%, 11/15/26	2,000	1,948,477
2.125%, 1/31/21	2,240	2,271,019
2.125%, 6/30/22	800	807,500
2.125%, 3/31/24	700	699,945
2.125%, 5/15/25	2,000	1,986,758
2.25%, 3/31/21	1,630	1,658,811

Total U.S. Treasury Obligations (cost-$43,589,934)		43,198,082

U.S. GOVERNMENT AGENCY SECURITIES - 27.8%

Fannie Mae, MBS, TBA (c),
2.50%, 10/17/32, 15 Year	1,190	1,197,949
3.00%, 10/17/32, 15 Year	1,330	1,366,315
3.00%, 10/12/47, 30 Year	3,750	3,760,547
3.50%, 10/17/32, 15 Year	930	968,336
3.50%, 10/12/47, 30 Year	4,280	4,410,908
4.00%, 10/12/47, 30 Year	2,940	3,094,580
4.50%, 10/12/47, 30 Year	1,160	1,244,870
5.00%, 10/12/47, 30 Year	1,150	1,254,481
Freddie Mac,
2.50%, 10/17/32 MBS, TBA, 15 Year (c)	880	886,136
3.00%, 10/17/32 MBS, TBA, 15 Year (c)	900	924,780
3.00%, 10/12/47 MBS, TBA, 30 Year (c)	2,550	2,557,969
3.50%, 10/17/32 MBS, TBA, 15 Year (c)	500	522,227
3.50%, 10/12/47 MBS, TBA, 30 Year (c)	2,800	2,887,391
4.00%, 8/1/44	142	149,498
4.00%, 10/12/47 MBS, TBA, 30 Year (c)	1,680	1,768,462
4.50%, 10/12/47 MBS, TBA, 30 Year (c)	680	728,981
5.00%, 10/12/47 MBS, TBA, 30 Year (c)	710	771,448
Ginnie Mae, MBS, TBA, 30 Year (c),
3.00%, 10/23/47	3,480	3,527,578
3.50%, 10/23/47	4,300	4,469,313
4.00%, 10/23/47	2,030	2,137,606
4.50%, 10/23/47	1,600	1,705,687

Total U.S. Government Agency Securities (cost-$40,506,050)		40,335,062

SOVEREIGN DEBT OBLIGATIONS - 13.3%

Argentina - 0.2%

Argentine Republic Government International Bond,
6.25%, 4/22/19	250	263,750

See accompanying Notes to Financial Statements	15	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Brazil - 0.2%

Brazilian Government International Bond,
4.25%, 1/7/25	300	$303,375

Canada - 0.8%

Export Development Canada,
1.25%, 12/10/18	350	348,179
Province of Alberta Canada,
1.90%, 12/6/19	350	350,029
Province of New Brunswick Canada,
2.75%, 6/15/18	500	504,154

		1,202,362

Chile - 0.4%

Chile Government International Bond,
3.25%, 9/14/21	400	417,512
3.86%, 6/21/47	200	204,375

		621,887

Colombia - 0.5%

Colombia Government International Bond,
4.00%, 2/26/24	400	417,300
5.00%, 6/15/45	300	309,375

		726,675

Croatia - 0.4%

Croatia Government International Bond,
6.75%, 11/5/19	500	542,335

Germany - 0.8%

FMS Wertmanagement AoeR,
1.75%, 1/24/20	1,200	1,201,284

Hungary - 0.4%

Hungary Government International Bond,
4.00%, 3/25/19	500	516,110

Indonesia - 0.9%

Indonesia Government International Bond,
3.75%, 4/25/22	550	571,746
11.625%, 3/4/19	600	682,235

		1,253,981

Japan - 0.4%

Japan Bank for International Cooperation,
2.125%, 7/21/20	500	501,486

Latvia - 0.5%

Latvia Government International Bond,
2.75%, 1/12/20	700	710,597

Lithuania - 0.4%

Lithuania Government International Bond (a)(b),
7.375%, 2/11/20	500	561,789

Mexico - 0.2%

Mexico Government International Bond,
4.75%, 3/8/44	200	206,600

Morocco - 0.4%

Morocco Government International Bond,
4.25%, 12/11/22	550	584,828

Panama - 0.5%

Panama Government International Bond,
7.125%, 1/29/26	550	713,075

Peru - 0.6%

Peruvian Government International Bond,
4.125%, 8/25/27	300	331,500
7.125%, 3/30/19	500	542,750

		874,250

See accompanying Notes to Financial Statements	16	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Advanced Core Bond Portfolio

	Principal Amount (000s)	Value

Philippines - 0.2%

Philippine Government International Bond,
6.50%, 1/20/20	300	$331,879

South Africa - 0.2%

Republic of South Africa Government International Bond,
4.875%, 4/14/26	290	293,050

Supranational - 4.5%

African Development Bank,
1.375%, 12/17/18	1,000	997,852
Asian Development Bank,
1.375%, 1/15/19	200	199,533
1.625%, 3/16/21	700	694,201
Corp. Andina de Fomento,
2.00%, 5/10/19	300	300,149
2.20%, 7/18/20	850	852,669
Council of Europe Development Bank,
1.00%, 2/4/19	1,000	992,051
European Investment Bank,
2.875%, 9/15/20	400	412,136
Inter-American Development Bank,
3.20%, 8/7/42	400	397,858
International Bank for Reconstruction & Development,
1.875%, 10/7/19	500	502,255
International Finance Corp.,
1.75%, 9/16/19	1,200	1,203,025

		6,551,729

Sweden - 0.2%

Svensk Exportkredit AB,
1.75%, 5/18/20	350	349,054

Turkey - 0.6%

Turkey Government International Bond,
4.875%, 10/9/26	300	298,639
6.75%, 4/3/18	600	613,080

		911,719

Total Sovereign Debt Obligations (cost-$18,993,886)		19,221,815

Repurchase Agreements - 0.6%

State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $846,008; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $864,371 including accrued interest (cost-$846,000)	846	846,000

Total Investments (cost-$182,333,550)-126.0%		182,677,296

Liabilities in excess of other assets (e)-(26.0)%		(37,722,758)

Net Assets-100.0%		$144,954,538

See accompanying Notes to Financial Statements	17	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Advanced Core Bond Portfolio

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $5,403,768, representing 3.7% of net assets.

(b)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $5,403,768, representing 3.7% of net assets.

(c)	When-issued or delayed-delivery. To be settled/delivered after September 30, 2017.

(d)	All or partial amount segregated for the benefit of the counterparty as collateral for when-issued or delayed delivery securities.

(e)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:

Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation
Short position contracts:
2-Year U.S. Treasury Note	(188)	12/29/17	$(37,600)	$(40,552)	$115,250

(f)	At September 30, 2017, the Fund pledged $263,557 in cash as collateral for futures.

Glossary:

MBS - Mortgage-Backed Securities

TBA - To Be Announced

See accompanying Notes to Financial Statements	18	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

COMMON STOCK - 98.4%

Australia - 1.6%

Automotive Holdings Group Ltd.	10,818	$28,231
Breville Group Ltd.	3,781	33,627
Brickworks Ltd.	5,800	61,556
Cochlear Ltd.	1,541	192,755
Harvey Norman Holdings Ltd.	36,664	111,834
Regis Resources Ltd.	34,827	98,236
Saracen Mineral Holdings Ltd. (e)	36,737	37,830
St. Barbara Ltd.	44,961	92,651
Tassal Group Ltd.	10,892	32,946
Wesfarmers Ltd.	7,076	229,712

		919,378

Austria - 0.3%

BUWOG AG (e)	2,405	72,085
Flughafen Wien AG	961	37,481
Telekom Austria AG	6,385	57,924

		167,490

Belgium - 0.4%

Elia System Operator S.A.	999	57,870
Groupe Bruxelles Lambert S.A.	1,689	177,788

		235,658

Brazil - 0.0%

Linx S.A.	3,300	20,381

Canada - 3.4%

AG Growth International, Inc.	926	39,519
Bank of Montreal	1,571	118,894
BCE, Inc.	7,132	334,151
Canadian Imperial Bank of Commerce	2,043	178,749
Canadian Real Estate Investment Trust REIT	1,237	45,732
Canadian Tire Corp., Ltd., Class A	1,237	154,002
Cascades, Inc.	4,131	49,529
Cogeco Communications, Inc.	1,783	131,494
Dorel Industries, Inc., Class B	834	19,958
George Weston Ltd.	1,801	156,825
Great-West Lifeco, Inc.	3,093	89,016
Intact Financial Corp.	924	76,327
Killam Apartment REIT	2,174	22,981
Laurentian Bank of Canada	1,286	62,159
Martinrea International, Inc.	2,083	18,931
NorthWest Healthcare Properties Real Estate Investment Trust REIT	3,841	34,878
Power Corp. of Canada	5,617	142,749
Pure Industrial Real Estate Trust REIT	20,064	102,270
Rogers Sugar, Inc.	4,478	22,682
Saputo, Inc.	4,422	153,064
Transcontinental, Inc., Class A	2,390	49,399
Valener, Inc.	1,411	24,946

		2,028,255

China - 1.7%

China Construction Bank Corp., Class H	273,748	228,703
China Dongxiang Group Co., Ltd.	128,883	22,499
China Evergrande Group (e)	29,517	103,505
China Mobile Ltd.	5,000	50,760
Jiangsu Expressway Co., Ltd., Class H	16,811	25,817
Longfor Properties Co., Ltd.	29,155	73,712
Orient Securities Co., Ltd., Class H (a)	62,400	65,376
Postal Savings Bank of China Co., Ltd., Class H (a)	194,000	111,719
Shenzhen Expressway Co., Ltd., Class H	46,300	45,022
Tianneng Power International Ltd.	79,658	82,536
Tong Ren Tang Technologies Co., Ltd., Class H	10,274	13,141
Xtep International Holdings Ltd.	23,349	8,053
Yuzhou Properties Co., Ltd.	264,204	142,987

		973,830

Colombia - 0.0%

Corp. Financiera Colombiana S.A.	1,034	10,098

See accompanying Notes to Financial Statements	19	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Czech Republic - 0.0%

O2 Czech Republic AS	1,324	$16,262

Denmark - 0.2%

Matas A/S	1,323	19,374
Solar A/S, Class B	333	20,283
Spar Nord Bank A/S	3,578	44,610

		84,267

Finland - 0.3%

Neste Oyj	4,237	185,176

France - 3.0%

Atos SE	1,534	237,936
Cegereal S.A. REIT	2,277	102,238
Eiffage S.A.	175	18,124
Nexity S.A. (e)	1,869	114,211
SCOR SE	3,781	158,571
SEB S.A.	1,001	183,705
Sodexo S.A.	1,666	207,685
Teleperformance	1,361	203,046
Thales S.A.	1,957	221,631
Vinci S.A.	3,216	305,562

		1,752,709

Germany - 0.7%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	216	46,230
Rhoen Klinikum AG	1,973	66,512
RTL Group S.A.	1,555	117,798
Talanx AG (e)	3,095	125,221
TLG Immobilien AG	1,393	32,143
WCM Beteiligungs & Grundbesitz AG	5,562	23,922

		411,826

Hong Kong - 2.1%

CK Hutchison Holdings Ltd.	3,703	47,429
CLP Holdings Ltd.	61,219	628,512
Fairwood Holdings Ltd.	11,000	44,142
Hang Seng Bank Ltd.	2,600	63,564
Link REIT	14,508	117,979
Swire Pacific Ltd., Class A	11,844	115,307
WH Group Ltd. (a)	201,000	214,065
Yue Yuen Industrial Holdings Ltd.	2,802	10,691

		1,241,689

Hungary - 0.6%

Magyar Telekom Telecommunications PLC	28,291	51,511
MOL Hungarian Oil & Gas PLC	18,976	215,806
Richter Gedeon Nyrt	4,294	106,701

		374,018

India - 0.2%

Genpact Ltd.	3,508	100,855

Indonesia - 0.8%

Telekomunikasi Indonesia Persero Tbk PT	1,268,800	441,262

Ireland - 0.1%

Irish Residential Properties REIT PLC	15,872	27,670
Origin Enterprises PLC	5,430	42,742

		70,412

Israel - 1.1%

Bank Hapoalim BM	34,258	239,725
Bank Leumi Le-Israel BM	23,092	122,723
Elbit Systems Ltd.	765	112,471
Mizrahi Tefahot Bank Ltd.	7,919	142,023
Teva Pharmaceutical Industries Ltd.	80	1,424

		618,366

See accompanying Notes to Financial Statements	20	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Italy - 0.1%

Fila SpA	1,621	$36,133
Societa Iniziative Autostradali e Servizi SpA	1,168	18,658

		54,791

Japan - 13.4%

ADEKA Corp.	374	6,825
Alpen Co., Ltd.	1,215	23,669
ANA Holdings, Inc.	9,254	350,543
Aoyama Trading Co., Ltd.	3,189	114,120
Astellas Pharma, Inc.	25,008	318,290
Bandai Namco Holdings, Inc.	4,200	144,290
BML, Inc.	1,682	36,006
Canon, Inc.	4,190	143,386
Daiichi Sankyo Co., Ltd.	7,053	159,163
DCM Holdings Co., Ltd.	11,975	108,148
Doshisha Co., Ltd.	1,215	27,272
Doutor Nichires Holdings Co., Ltd.	2,149	46,167
DTS Corp.	1,401	38,416
DyDo Group Holdings, Inc.	974	46,395
EDION Corp.	4,727	44,336
Fuji Media Holdings, Inc.	7,505	106,906
Fuji Oil Holdings, Inc.	5,184	135,341
Fuji Soft, Inc.	1,028	30,055
FUJIFILM Holdings Corp.	6,579	255,603
Fukuyama Transporting Co., Ltd.	1,855	58,810
Geo Holdings Corp.	4,164	60,213
Hankyu Hanshin Holdings, Inc.	3,930	149,207
Heiwa Corp.	4,397	87,131
Hogy Medical Co., Ltd.	561	39,832
Honeys Holdings Co., Ltd.	561	6,475
Japan Airlines Co., Ltd.	7,980	270,133
Kagome Co., Ltd.	4,400	138,043
Kajima Corp.	28,000	278,304
KOMEDA Holdings Co., Ltd.	2,600	43,374
Kyowa Exeo Corp.	7,000	139,097
LaSalle Logiport REIT	68	66,302
Mitsubishi Shokuhin Co., Ltd.	841	24,584
Mitsubishi Tanabe Pharma Corp.	14,814	340,085
NEC Networks & System Integration Corp.	1,235	29,505
Nichias Corp.	5,604	69,247
Nifco, Inc.	654	39,958
Nihon Unisys Ltd.	7,779	124,440
Nippon Flour Mills Co., Ltd.	1,402	21,360
Nippon Paper Industries Co., Ltd.	6,571	122,252
NIPPON REIT Investment Corp.	31	89,183
Nippon Telegraph & Telephone Corp.	6,444	295,268
Nisshin Oillio Group Ltd.	1,308	42,920
NTT Data Corp.	18,785	201,019
NTT DOCOMO, Inc.	25,157	575,008
Obayashi Corp.	9,573	114,823
Okamura Corp.	3,269	37,364
Pacific Industrial Co., Ltd.	576	7,689
Prima Meat Packers Ltd.	6,538	44,257
Raito Kogyo Co., Ltd.	4,537	45,121
Recruit Holdings Co., Ltd.	9,700	210,039
Right On Co., Ltd.	943	7,983
S Foods, Inc.	2,728	105,932
Sakata INX Corp.	2,802	51,752
Sanyo Chemical Industries Ltd.	561	32,692
Sawai Pharmaceutical Co., Ltd.	1,875	106,601
Sekisui House Ltd.	9,700	163,500
Senko Group Holdings Co., Ltd.	5,604	39,957
Stella Chemifa Corp.	3,189	136,089
Sumitomo Dainippon Pharma Co., Ltd.	9,632	125,477
Taisho Pharmaceutical Holdings Co., Ltd.	700	53,189
Takasago Thermal Engineering Co., Ltd.	1,103	18,233
Takeda Pharmaceutical Co., Ltd.	3,757	207,747
Tokyo Electron Ltd.	1,000	153,949
Toppan Printing Co., Ltd.	16,679	165,460
Toray Industries, Inc.	9,274	89,989
Toshiba Plant Systems & Services Corp.	5,800	97,570
Towa Pharmaceutical Co., Ltd.	262	13,243
Toyo Construction Co., Ltd.	2,989	13,753
Tv Tokyo Holdings Corp.	934	19,356
Unipres Corp.	483	13,440

See accompanying Notes to Financial Statements	21	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Wacoal Holdings Corp.	2,802	$79,989
West Japan Railway Co.	2,699	187,641
Yorozu Corp.	841	17,998
Yoshinoya Holdings Co., Ltd.	7,025	115,807
Yurtec Corp.	1,868	14,637

		7,937,958

Korea (Republic of) - 1.9%

CJ Hellovision Co., Ltd.	2,652	16,663
Daekyo Co., Ltd.	2,318	16,800
Easy Bio, Inc.	6,217	33,528
Hansol Paper Co., Ltd.	1,424	20,713
Hyundai Engineering Plastics Co., Ltd.	2,575	14,794
Hyundai Motor Co.	1,906	250,738
KC Tech Co., Ltd.	519	10,970
Kia Motors Corp.	1,598	44,212
KT Corp.	660	16,826
KT&G Corp.	1,576	145,434
Kukdo Chemical Co., Ltd.	388	18,700
Macquarie Korea Infrastructure Fund (g)	8,318	61,730
Samjin Pharmaceutical Co., Ltd. Samsung	1,581	45,092
Electronics Co., Ltd. Samyang Holdings	175	393,789
Corp.	267	20,631
Ubiquoss Holdings, Inc.	1,318	6,547
Ubiquoss, Inc. (e)	420	5,880

		1,123,047

Malaysia - 0.5%

KNM Group Bhd. (e)	94,600	5,952
Maxis Bhd.	9,800	13,461
MISC Bhd.	33,000	57,130
Supermax Corp. Bhd.	59,900	24,116
Tenaga Nasional Bhd.	61,200	207,672

		308,331

Morocco - 0.1%

Douja Promotion Groupe Addoha S.A.	10,225	46,849
Maroc Telecom	2,136	31,023

		77,872

Netherlands - 0.4%

NN Group NV	4,672	195,647
Vastned Retail NV REIT	596	26,556

		222,203

New Zealand - 0.6%

Air New Zealand Ltd.	32,303	78,693
Arvida Group Ltd.	26,315	23,186
Auckland International Airport Ltd.	27,027	125,833
Fonterra Co-operative Group Ltd. UNIT	7,445	33,562
Kiwi Property Group Ltd. REIT	22,494	21,934
Summerset Group Holdings Ltd.	16,234	59,567
Tourism Holdings Ltd.	9,034	32,365

		375,140

Norway - 0.5%

Avance Gas Holding Ltd. (a)(e)	1,384	4,034
Gjensidige Forsikring ASA	4,268	74,345
Marine Harvest ASA (e)	2,103	41,587
Orkla ASA	15,271	156,706

		276,672

Philippines - 0.1%

Aboitiz Equity Ventures, Inc.	19,950	28,792
Bank of the Philippine Islands	2,810	5,501
BDO Unibank, Inc.	12,250	31,551

		65,844

Poland - 0.5%

Asseco Poland S.A.	1,494	18,962

See accompanying Notes to Financial Statements	22	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Ciech S.A. (e)	1,701	$30,375
Polski Koncern Naftowy Orlen S.A.	6,512	217,282

		266,619

Portugal - 0.2%

Jeronimo Martins SGPS S.A.	6,202	122,421

Russian Federation - 0.1%

PhosAgro PJSC GDR	3,290	46,883

Singapore - 1.7%

Accordia Golf Trust UNIT	37,500	20,181
BOC Aviation Ltd. (a)	15,600	84,832
China Aviation Oil Singapore Corp., Ltd.	22,500	26,587
Fortune Real Estate Investment Trust REIT	32,000	37,593
Frasers Logistics & Industrial Trust REIT	106,900	84,370
Keppel DC REIT	39,000	38,125
Mapletree Industrial Trust REIT	24,100	33,313
SATS Ltd.	51,900	176,638
Sheng Siong Group Ltd.	67,800	45,995
Singapore Airlines Ltd.	35,400	262,496
Sino Grandness Food Industry Group Ltd. (e)	77,400	12,623
Venture Corp., Ltd.	15,900	206,817

		1,029,570

South Africa - 0.1%

Harmony Gold Mining Co., Ltd.	26,046	46,661
Tsogo Sun Holdings Ltd.	23,626	35,260

		81,921

Spain - 0.3%

Axiare Patrimonio SOCIMI S.A. REIT	630	12,874
Ebro Foods S.A.	5,628	133,367
Lar Espana Real Estate Socimi S.A. REIT	1,947	18,925

		165,166

Sweden - 0.0%

Cloetta AB, Class B	7,145	24,569

Switzerland - 2.5%

Bachem Holding AG, Class B	875	105,151
Baloise Holding AG	1,068	169,121
Banque Cantonale Vaudoise	79	58,746
BKW AG	433	26,013
Cembra Money Bank AG (e)	151	13,211
Emmi AG (e)	65	42,622
Intershop Holding AG	49	24,289
Komax Holding AG	287	82,616
Kudelski S.A.	1,293	16,171
Nestle S.A.	2,350	197,262
Partners Group Holding AG	347	235,577
Schweiter Technologies AG	24	30,807
Siegfried Holding AG (e)	141	46,442
Swiss Life Holding AG (e)	510	179,796
Swiss Re AG	2,250	203,950
Valora Holding AG	201	70,366

		1,502,140

Taiwan - 5.5%

Accton Technology Corp.	75,000	241,733
Arcadyan Technology Corp.	24,000	38,808
Asia Vital Components Co., Ltd.	37,000	31,306
Chang Hwa Commercial Bank Ltd.	46,746	25,305
Cheng Uei Precision Industry Co., Ltd.	16,000	22,177
Chicony Power Technology Co., Ltd.	16,080	30,127
Chin-Poon Industrial Co., Ltd.	21,000	40,360
China Airlines Ltd. (e)	148,000	55,898
China Metal Products	25,000	24,633
China Motor Corp.	30,000	26,483
Chunghwa Telecom Co., Ltd.	137,000	471,955
Elite Material Co., Ltd.	41,000	195,253
Farglory Land Development Co., Ltd.	48,000	54,182
First Financial Holding Co., Ltd.	314,160	201,776
Formosa Petrochemical Corp.	105,000	362,684

See accompanying Notes to Financial Statements	23	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Formosa Plastics Corp.	24,000	$72,780
Getac Technology Corp.	49,000	68,042
Gintech Energy Corp. (e)	19,000	10,874
Grape King Bio Ltd.	5,000	30,179
Hon Hai Precision Industry Co., Ltd.	130,500	453,214
Hua Nan Financial Holdings Co., Ltd.	50,179	27,251
King Yuan Electronics Co., Ltd.	80,000	78,642
Kinsus Interconnect Technology Corp.	20,000	47,143
Powertech Technology, Inc.	48,000	138,726
Sercomm Corp.	37,000	99,851
Sinbon Electronics Co., Ltd.	43,139	114,250
Sitronix Technology Corp.	11,000	31,982
Taiwan Business Bank	217,690	59,343
Taiwan Hon Chuan Enterprise Co., Ltd.	17,000	30,883
TXC Corp.	42,000	54,541
Wistron NeWeb Corp.	15,909	45,736
WT Microelectronics Co., Ltd.	17,000	26,904
Yageo Corp.	7,830	54,536

		3,267,557

Thailand - 0.9%

Bangkok Bank PCL	31,800	186,218
Charoen Pokphand Foods PCL (c)(d)	205,700	165,313
Siam Cement PCL	12,000	180,857

		532,388

United Kingdom - 2.2%

British American Tobacco PLC	1,406	88,021
British American Tobacco PLC ADR	2,724	170,114
Burford Capital Ltd.	4,254	58,999
Compass Group PLC	19,210	407,589
Gamma Communications PLC	6,635	52,901
HSBC Holdings PLC	12,133	119,945
Imperial Brands PLC	4,650	198,465
Johnson Service Group PLC	17,486	34,561
Marston’s PLC	15,385	22,409
Micro Focus International PLC ADR (e)	1,508	48,105
Northgate PLC	2,990	17,379
Primary Health Properties PLC REIT	14,934	24,464
RSA Insurance Group PLC	7,011	58,576

		1,301,528

United States - 50.3%

AbbVie, Inc.	4,084	362,904
Accenture PLC, Class A	2,269	306,474
Aetna, Inc.	2,473	393,232
Aflac, Inc.	2,792	227,241
AG Mortgage Investment Trust, Inc. REIT	5,011	96,412
AGNC Investment Corp. REIT	16,248	352,257
Agree Realty Corp. REIT	1,940	95,215
Align Technology, Inc. (e)	1,328	247,367
Altria Group, Inc.	7,314	463,854
American Electric Power Co., Inc.	3,194	224,347
American Financial Group, Inc.	1,465	151,554
American Public Education, Inc. (e)	838	17,640
AmerisourceBergen Corp.	375	31,031
Amgen, Inc.	1,800	335,610
AngioDynamics, Inc. (e)	4,463	76,273
Annaly Capital Management, Inc. REIT	36,850	449,201
Anthem, Inc.	1,386	263,174
Anworth Mortgage Asset Corp. REIT	19,811	119,064
Apollo Commercial Real Estate Finance, Inc. REIT	4,686	84,863
Ares Commercial Real Estate Corp. REIT	4,387	58,391
ARMOUR Residential REIT, Inc.	2,784	74,890
AT&T, Inc.	21,312	834,791
Atmos Energy Corp.	1,714	143,702
Automatic Data Processing, Inc.	3,149	344,249
AutoZone, Inc. (e)	513	305,291
AvalonBay Communities, Inc. REIT	416	74,223
AVX Corp.	2,097	38,228
Axis Capital Holdings Ltd.	4,470	256,176
Baxter International, Inc.	7,441	466,923
Becton Dickinson and Co.	186	36,447
Bemis Co., Inc.	153	6,972

See accompanying Notes to Financial Statements	24	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Blackstone Mortgage Trust, Inc., Class A REIT	3,420	$106,088
Brixmor Property Group, Inc. REIT	586	11,017
CA, Inc.	4,796	160,090
Capitol Federal Financial, Inc.	5,348	78,616
Capstead Mortgage Corp. REIT	7,580	73,147
Cardinal Health, Inc.	2,483	166,162
Carriage Services, Inc.	1,268	32,461
CenturyLink, Inc.	5,802	109,658
Chimera Investment Corp. REIT	5,802	109,774
Chubb Ltd.	1,985	282,962
Cincinnati Financial Corp.	2,423	185,529
Cisco Systems, Inc.	9,638	324,126
Clorox Co.	4,182	551,648
CME Group, Inc.	1,774	240,696
CMS Energy Corp.	3,697	171,245
Colgate-Palmolive Co.	2,134	155,462
Consolidated Edison, Inc.	8,070	651,088
Convergys Corp.	1,613	41,761
Cooper Cos., Inc.	880	208,657
CYS Investments, Inc. REIT	11,640	100,570
Darden Restaurants, Inc.	2,063	162,523
Dominion Energy, Inc.	179	13,770
Domino’s Pizza, Inc.	797	158,244
Dr. Pepper Snapple Group, Inc.	1,161	102,714
DTE Energy Co.	1,785	191,638
Duke Energy Corp.	8,072	677,402
DXC Technology Co.	2,895	248,623
Dynex Capital, Inc. REIT	3,574	25,983
Ennis, Inc.	2,558	50,265
Equity LifeStyle Properties, Inc. REIT	1,764	150,081
Everest Re Group Ltd.	1,535	350,579
Express Scripts Holding Co. (e)	2,964	187,680
Exxon Mobil Corp.	963	78,947
Federal Agricultural Mortgage Corp., Class C	365	26,550
First Busey Corp.	1,059	33,210
FirstEnergy Corp.	4,455	137,348
Garmin Ltd.	3,125	168,656
General Mills, Inc.	6,852	354,660
German American Bancorp, Inc.	187	7,112
Getty Realty Corp. REIT	1,279	36,592
Gilead Sciences, Inc.	3,057	247,678
Hanover Insurance Group, Inc.	1,120	108,562
HCA Healthcare, Inc. (e)	1,798	143,103
Henry Schein, Inc. (e)	222	18,202
Hewlett Packard Enterprise Co.	8,579	126,197
Huntington Ingalls Industries, Inc.	156	35,325
Independence Realty Trust, Inc. REIT	3,309	33,653
Ingredion, Inc.	1,199	144,647
Insight Enterprises, Inc. (e)	184	8,449
Intel Corp.	9,027	343,748
Intuitive Surgical, Inc. (e)	655	685,051
Invesco Mortgage Capital, Inc. REIT	1,887	32,324
John B Sanfilippo & Son, Inc.	170	11,443
Johnson & Johnson	9,221	1,198,822
Kellogg Co.	622	38,794
Kimberly-Clark Corp.	2,569	302,320
Laboratory Corp. of America Holdings (e)	2,890	436,303
McDonald’s Corp.	6,456	1,011,526
MedEquities Realty Trust, Inc. REIT	6,502	76,398
MFA Financial, Inc. REIT	13,453	117,848
Mid-America Apartment Communities, Inc. REIT	1,305	139,478
Monmouth Real Estate Investment Corp. REIT	2,481	40,167
Motorola Solutions, Inc.	1,950	165,496
MTGE Investment Corp. REIT	5,014	97,272
NextEra Energy, Inc.	2,514	368,427
Northfield Bancorp, Inc.	1,980	34,353
NVR, Inc. (e)	28	79,940
Omega Protein Corp.	2,656	44,222
Omnicom Group, Inc.	2,100	155,547
Orchid Island Capital, Inc. REIT	9,463	96,428
Oritani Financial Corp.	2,816	47,309
Owens & Minor, Inc.	3,031	88,505
Paychex, Inc.	2,783	166,869
PepsiCo, Inc.	1,210	134,830
PetMed Express, Inc.	2,974	98,588
PG&E Corp.	4,375	297,894
Pinnacle Foods, Inc.	2,490	142,353

See accompanying Notes to Financial Statements	25	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

Pinnacle West Capital Corp.	1,650	$139,524
Procter & Gamble Co.	3,410	310,242
Progressive Corp.	5,073	245,635
Quest Diagnostics, Inc.	1,802	168,739
Republic Services, Inc.	9,259	611,650
Ross Stores, Inc.	3,697	238,715
Southern Co.	13,599	668,255
Stryker Corp.	3,549	504,029
SunTrust Banks, Inc.	3,777	225,751
Symantec Corp.	3,408	111,816
Target Corp.	4,371	257,933
Teleflex, Inc.	795	192,366
Towne Bank	1,845	61,807
Travelers Cos., Inc.	3,167	388,021
Triple-S Management Corp., Class B (e)	1,294	30,642
Two Harbors Investment Corp. REIT	4,285	43,193
United Financial Bancorp, Inc.	1,393	25,478
UnitedHealth Group, Inc.	3,213	629,266
Unum Group	3,410	174,353
Vail Resorts, Inc.	794	181,127
Validus Holdings Ltd.	1,803	88,726
Verizon Communications, Inc.	14,476	716,417
Waste Connections, Inc.	2,790	195,188
Waste Management, Inc.	9,537	746,461
Waterstone Financial, Inc.	2,057	40,111
WEC Energy Group, Inc.	8,368	525,343
Westar Energy, Inc.	3,097	153,611
Xcel Energy, Inc.	11,264	533,012
XL Group Ltd.	3,929	154,999
Xylem, Inc.	3,090	193,527

		29,735,338

Total Common Stock (cost-$49,695,715)		58,169,890

PREFERRED STOCK - 0.0%(f)

Colombia - 0.0%(f)

Grupo Aval Acciones y Valores S.A. (cost-$10,562)	27,464	12,438

RIGHTS - 0.0%(f)

New Zealand - 0.0%(f)

Arvida Group Ltd., strike price NZD 1.15, expires 10/9/17, (e) (cost-$0)	5,263	175

	Principal Amount (000s)

Repurchase Agreements - 0.9%

State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $519,005; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $530,837 including accrued interest (cost-$519,000)	$519	519,000

Total Investments (cost-$50,225,277) (b)-99.3%		58,701,503

Other assets less liabilities-0.7%		414,954

Net Assets-100.0%		$59,116,457

See accompanying Notes to Financial Statements	26	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

Notes to Schedule of Investments:

(a)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $480,026, representing 0.8% of net assets.

(b)	Securities with an aggregate value of $24,443,618, representing 41.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Fair-Valued—Security with a value of $165,313, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)	Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(e)	Non-income producing.

(f)	Amount rounds to less than 0.05%.

(g)	Mutual Fund.

Glossary:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

NZD – New Zealand Dollar

REIT - Real Estate Investment Trust

UNIT - More than one class of securities traded together.

See accompanying Notes to Financial Statements	27	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Global Managed Volatility Portfolio

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Insurance	7.0%
Electric Utilities	7.0%
Diversified Telecommunication Services	5.8%
Healthcare Providers & Services	4.6%
Pharmaceuticals	4.6%
Healthcare Equipment & Supplies	4.5%
Food Products	4.4%
Hotels, Restaurants & Leisure	4.2%
Banks	4.0%
Mortgage Real Estate Investment Trusts (REITs)	3.5%
Commercial Services & Supplies	3.3%
IT Services	3.1%
Equity Real Estate Investment Trusts (REITs)	2.6%
Multi-Utilities	2.6%
Household Products	2.2%
Electronic Equipment, Instruments & Components	2.1%
Oil, Gas & Consumable Fuels	1.8%
Tobacco	1.8%
Construction & Engineering	1.7%
Specialty Retail	1.7%
Technology Hardware, Storage & Peripherals	1.7%
Airlines	1.7%
Biotechnology	1.6%
Communications Equipment	1.6%
Semiconductors & Semiconductor Equipment	1.4%
Real Estate Management & Development	1.4%
Capital Markets	1.1%
Household Durables	1.1%
Wireless Telecommunication Services	1.1%
Food & Staples Retailing	1.0%
Media	0.9%
Multi-Line Retail	0.9%
Chemicals	0.8%
Road & Rail	0.8%
Transportation Infrastructure	0.7%
Professional Services	0.7%
Software	0.7%
Aerospace & Defense	0.6%
Automobiles	0.5%
Machinery	0.5%
Metals & Mining	0.5%
Thrifts & Mortgage Finance	0.4%
Construction Materials	0.4%
Beverages	0.4%
Leisure Equipment & Products	0.4%
Auto Components	0.3%
Diversified Financial Services	0.3%
Gas Utilities	0.3%
Life Sciences Tools & Services	0.3%
Paper & Forest Products	0.2%
Textiles, Apparel & Luxury Goods	0.2%
Building Products	0.2%
Trading Companies & Distributors	0.2%
Internet & Catalog Retail	0.2%
Containers & Packaging	0.2%
Industrial Conglomerates	0.1%
Diversified Consumer Services	0.1%
Marine	0.1%
Personal Products	0.1%
Electrical Equipment	0.1%
Distributors	0.1%
Repurchase Agreements	0.9%
Other assets less liabilities	0.7%

100.0%

See accompanying Notes to Financial Statements	28	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

COMMON STOCK - 100.3%

Australia - 0.9%

Qantas Airways Ltd.	9,704	$44,447

Canada - 1.6%

Celestica, Inc. (d)	851	10,531
Granite Real Estate Investment Trust REIT	1,001	40,168
Just Energy Group, Inc.	5,570	32,275

		82,974

China - 6.4%

China Everbright Bank Co., Ltd., Class H	129,000	59,743
China Vanke Co., Ltd., Class H	6,700	22,167
Hopewell Highway Infrastructure Ltd.	62,500	38,691
Jiangsu Expressway Co., Ltd., Class H	22,000	33,786
Kingboard Chemical Holdings Ltd.	12,000	63,909
Weichai Power Co., Ltd., Class H	58,000	63,969
Yuexiu Real Estate Investment Trust REIT	66,000	41,603

		323,868

Denmark - 1.7%

Topdanmark A/S (d)	2,184	86,040

France - 0.1%

Advanced Accelerator Applications S.A. ADR (d)	100	6,762

Germany - 1.2%

Deutsche Lufthansa AG	2,266	63,015

Greece - 2.4%

Motor Oil Hellas Corinth Refineries S.A.	5,082	121,390

Hong Kong - 3.0%

Hui Xian Real Estate Investment Trust REIT	41,000	18,825
Hysan Development Co., Ltd.	10,000	47,181
Kerry Properties Ltd.	20,000	83,071

		149,077

Indonesia - 0.8%

Indo Tambangraya Megah Tbk PT	19,000	28,584
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	96,200	10,076

		38,660

Ireland - 0.5%

Avadel Pharmaceuticals PLC ADR (d)	2,640	27,720

Israel - 0.3%

Orbotech Ltd. (d)	300	12,663

Italy - 2.2%

A2A SpA	10,108	17,391
Hera SpA	29,628	93,180

		110,571

Japan - 10.8%

Asahi Holdings, Inc.	1,400	28,843
Benesse Holdings, Inc.	1,200	43,295
GungHo Online Entertainment, Inc.	24,300	65,736
Gunma Bank Ltd.	2,200	13,629
Ibiden Co., Ltd.	2,300	36,695
Ines Corp.	1,600	14,860
Kamei Corp.	2,100	34,413
Noritake Co., Ltd.	500	23,923
Noritz Corp.	700	12,590
Okamura Corp.	1,800	20,574
Sankyu, Inc.	2,200	93,175
Showa Corp.	900	11,063
Skylark Co., Ltd.	1,000	14,779
Sumitomo Forestry Co., Ltd.	4,600	72,040
T-Gaia Corp.	2,100	40,838
Toyo Engineering Corp.	1,700	20,749

		547,202

See accompanying Notes to Financial Statements	29	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

Korea (Republic of) - 1.9%

AK Holdings, Inc.	178	$10,105
DGB Financial Group, Inc.	2,468	22,652
Dongwon Development Co., Ltd.	2,151	10,329
Orion Holdings Corp.	1,512	30,019
Unid Co., Ltd.	507	22,154

		95,259

Malaysia - 0.4%

Malaysian Pacific Industries Bhd.	6,800	21,583

Netherlands - 1.0%

QIAGEN NV (d)	1,540	48,510

New Zealand - 1.6%

Air New Zealand Ltd.	33,990	82,803

Philippines - 1.0%

Semirara Mining & Power Corp.	52,760	48,502

Poland - 2.8%

Energa S.A. (d)	31,152	114,510
PGE Polska Grupa Energetyczna S.A.	7,632	27,837

		142,347

Singapore - 1.8%

RHT Health Trust UNIT	28,300	17,838
Venture Corp., Ltd.	800	10,406
Yanlord Land Group Ltd.	44,700	61,065

		89,309

Switzerland - 0.9%

BKW AG	736	44,216

Taiwan - 3.5%

ChipMOS TECHNOLOGIES, Inc.	45,000	43,948
Cleanaway Co., Ltd.	1,000	5,606
Formosa Advanced Technologies Co., Ltd.	8,000	8,981
Greatek Electronics, Inc.	29,000	48,182
Huaku Development Co., Ltd.	10,000	21,854
King’s Town Bank Co., Ltd.	27,000	28,532
Sigurd Microelectronics Corp.	25,000	20,764

		177,867

Thailand - 0.7%

Bangchak Corp. PCL	9,600	11,540
Pruksa Holding PCL (b)(c)	15,000	10,570
SPCG PCL (b)(c)	19,400	11,875

		33,985

Turkey - 2.1%

Aygaz AS	7,968	33,684
Tupras Turkiye Petrol Rafinerileri AS	2,138	72,962

		106,646

United Kingdom - 1.1%

Greggs PLC	1,466	24,497
Nomad Foods Ltd. (d)	2,200	32,054

		56,551

United States - 49.6%

Advanced Energy Industries, Inc. (d)	490	39,572
Caesars Entertainment Corp. (d)	1,765	23,563
Central Garden & Pet Co. (d)	2,515	97,683
Charles River Laboratories International, Inc. (d)	960	103,699
Cherry Hill Mortgage Investment Corp. REIT	2,990	54,119
Comfort Systems USA, Inc.	585	20,884
Compass Diversified Holdings	1,005	17,839
Dana, Inc.	1,055	29,498
EMC Insurance Group, Inc.	370	10,416

See accompanying Notes to Financial Statements	30	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value
Exactech, Inc. (d)	1,100	$36,245
Extended Stay America, Inc. UNIT	4,220	84,400
Financial Institutions, Inc.	1,160	33,408
Greif, Inc., Class A	260	15,220
Halyard Health, Inc. (d)	775	34,898
Herbalife Ltd. (d)	200	13,566
Herman Miller, Inc.	1,710	61,389
Hooker Furniture Corp.	475	22,681
Huntington Bancshares, Inc.	6,410	89,484
Hyatt Hotels Corp., Class A (d)	330	20,391
Hyster-Yale Materials Handling, Inc.	355	27,136
Imperva, Inc. (d)	2,115	91,791
InfraREIT, Inc. REIT	545	12,192
Innophos Holdings, Inc.	1,095	53,863
Johnson Outdoors, Inc., Class A	635	46,533
Kadant, Inc.	745	73,420
Koppers Holdings, Inc. (d)	960	44,304
Korn/Ferry International	1,285	50,668
Lear Corp.	190	32,885
ManpowerGroup, Inc.	120	14,138
Mantech International Corp., Class A	495	21,854
Marriott Vacations Worldwide Corp.	890	110,832
Moog, Inc., Class A (d)	1,200	100,116
MSA Safety, Inc.	1,180	93,822
Owens & Minor, Inc.	800	23,360
Park-Ohio Holdings Corp.	280	12,768
Peapack Gladstone Financial Corp.	575	19,400
Phibro Animal Health Corp., Class A	665	24,638
PRA Health Sciences, Inc. (d)	700	53,319
Premier, Inc., Class A (d)	3,055	99,501
Progress Software Corp.	2,300	87,791
Quintiles IMS Holdings, Inc. (d)	680	64,648
Republic Bancorp, Inc., Class A	515	20,028
RMR Group, Inc., Class A	795	40,823
Rogers Corp. (d)	585	77,969
Schweitzer-Mauduit International, Inc.	365	15,133
Steelcase, Inc., Class A	6,800	104,720
Surmodics, Inc. (d)	950	29,450
Teleflex, Inc.	475	114,936
Tower International, Inc.	1,255	34,136
Triple-S Management Corp., Class B (d)	1,040	24,627
West Pharmaceutical Services, Inc.	795	76,527

		2,506,283

Total Investments (cost-$4,284,713) (a)-100.3%		5,068,250

Liabilities in excess of other assets (e)-(0.3)%		(13,168)

Net Assets-100.0%		$5,055,082

See accompanying Notes to Financial Statements	31	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Global Small-Cap Opportunities Portfolio

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $2,087,458, representing 41.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b)	Fair-Valued—Securities with an aggregate value of $22,445, representing 0.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(d)	Non-income producing.

(e)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at September 30, 2017:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2017	Unrealized Appreciation (Depreciation)

Purchased:

4,105,139 Japanese Yen settling 10/2/17	Northern Trust Company	$36,273	$36,482	$209

Sold:

3,794,711 Japanese Yen settling 10/2/17	Northern Trust Company	33,530	33,723	(193)
121,180 Singapore Dollar settling 10/2/17	Northern Trust Company	89,065	89,336	(271)

				$(255)

Glossary:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

UNIT - More than one class of securities traded together.

See accompanying Notes to Financial Statements	32	Annual Report/September 30, 2017

Schedule of Investments

September 30, 2017

AllianzGI Global Small-Cap Opportunities Portfolio

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Real Estate Management & Development	5.9%
Healthcare Equipment & Supplies	5.8%
Banks	5.7%
Commercial Services & Supplies	5.7%
Oil, Gas & Consumable Fuels	5.6%
Life Sciences Tools & Services	5.3%
Hotels, Restaurants & Leisure	5.0%
Software	4.9%
Electronic Equipment, Instruments & Components	4.2%
Machinery	4.0%
Airlines	3.8%
Electric Utilities	3.7%
Semiconductors & Semiconductor Equipment	3.6%
Healthcare Providers & Services	3.3%
Multi-Utilities	2.8%
Chemicals	2.6%
Equity Real Estate Investment Trusts (REITs)	2.2%
Auto Components	2.1%
Aerospace & Defense	2.0%
Household Products	1.9%
Insurance	1.9%
Household Durables	1.9%
Road & Rail	1.8%
Transportation Infrastructure	1.4%
Food Products	1.4%
Professional Services	1.3%
Mortgage Real Estate Investment Trusts (REITs)	1.1%
Pharmaceuticals	1.0%
Leisure Equipment & Products	0.9%
Diversified Consumer Services	0.9%
Construction & Engineering	0.8%
Specialty Retail	0.8%
IT Services	0.7%
Trading Companies & Distributors	0.7%
Gas Utilities	0.7%
Metals & Mining	0.6%
Food & Staples Retailing	0.5%
Diversified Financial Services	0.4%
Containers & Packaging	0.3%
Paper & Forest Products	0.3%
Personal Products	0.3%
Building Products	0.2%
Independent Power Producers & Energy Traders	0.2%
Biotechnology	0.1%
Liabilities in excess of other assets	(0.3)%

100.0%

See accompanying Notes to Financial Statements	33	Annual Report/September 30, 2017

Statements of Assets and Liabilities

September 30, 2017

	AllianzGI Advanced Core Bond	AllianzGI Best Styles Global Managed Volatility	AllianzGI Global Small-Cap Opportunities

Assets:

Investments, at value	$182,677,296	$58,701,503	$5,068,250

Cash	859,833	770	–

Dividends and interest receivable (net of foreign withholding taxes)	968,826	177,359	12,626

Receivable for Fund shares sold	579,256	–	–

Deposits with brokers for derivatives collateral	263,557	–	–

Receivable for variation margin on futures contracts	115,250	–	–

Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 4)	10,132	3,522	429

Foreign currency, at value	–	288,137	34,095

Receivable for investments sold	–	–	123,019

Unrealized appreciation of forward foreign currency contracts	–	–	209

Tax reclaims receivable	–	25,300	1,360

Prepaid expenses and other assets	8,992	5,804	4,062

Total Assets	185,483,142	59,202,395	5,244,050

Liabilities:
Payable for investments purchased	–	–	69,207

Investment management fees payable	80,884	11,305	2,907

Payable for TBA investments purchased	40,356,047	–	–

Trustees Deferred Compensation Plan payable (see Note 4)	10,132	3,522	429

Payable to custodian for cash overdraft	–	–	34,935

Unrealized depreciation of forward foreign currency contracts	–	–	464

Accrued expenses and other liabilities	81,541	71,111	81,026

Total Liabilities	40,528,604	85,938	188,968

Net Assets	$144,954,538	$59,116,457	$5,055,082

Net Assets Consist of:
Paid-in-capital	$146,891,179	$46,984,490	$3,614,122

Undistributed (dividends in excess of) net investment income	(582,081)	1,504,353	55,242

Accumulated net realized gain (loss)	(1,813,556)	2,198,341	602,377

Net unrealized appreciation	458,996	8,429,273	783,341

Net Assets	$144,954,538	$59,116,457	$5,055,082

Cost of Investments	$182,333,550	$50,225,277	$4,284,713

Cost of Foreign Currency	$–	$290,549	$34,124

Shares Issued and Outstanding	9,758,598	3,311,890	250,412

Net Asset Value Per Share*	$14.85	$17.85	$20.19

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	34	Annual Report/September 30, 2017

Statements of Operations

Year ended September 30, 2017

	AllianzGI Advanced Core Bond	AllianzGI Best Styles Global Managed Volatility	AllianzGI Global Small-Cap Opportunities
Investment Income:
Interest	$3,291,665	$2,087	$15

Dividends, net of foreign withholding taxes*	–	1,984,008	110,006

Total Investment Income	3,291,665	1,986,095	110,021

Expenses:
Investment management	488,009	276,361	42,928

Custodian and accounting agent	67,737	164,255	85,926

Legal	66,018	24,680	13,646

Audit and tax services	46,025	39,749	40,087

Trustees	15,941	7,298	461

Insurance	8,205	6,080	4,330

Shareholder communications	5,713	1,840	8,072

Offering	4,583	41,836	–

Transfer agent	4,061	4,468	3,468

Line of credit commitment	2,594	1,117	98

Miscellaneous	5,798	2,472	3,263

Total Expenses	714,684	570,156	202,279

Less: Fee Waiver/Reimbursement from Investment Manager	(141,917)	(258,092)	(144,937)

Net Expenses	572,767	312,064	57,342

Net Investment Income	2,718,898	1,674,031	52,679

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	470,570	1,842,117	1,001,914

Futures contracts	38,772	480,071	–

Forward currency contracts	–	1,464	(3,594)

Foreign currency transactions	–	(5,449)	2,659

Net change in unrealized appreciation/depreciation of:
Investments	(3,650,096)	6,085,213	213,598

Futures contracts	110,856	(59,016)	–

Forward currency contracts	–	–	(255)

Foreign currency transactions	–	(4,181)	669

Net realized and change in unrealized gain (loss)	(3,029,898)	8,340,219	1,214,991

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(311,000)	$10,014,250	$1,267,670

*Foreign withholding taxes	$–	$111,541	$9,405

See accompanying Notes to Financial Statements	35	Annual Report/September 30, 2017

Statements of Changes in Net Assets

	AllianzGI Advanced Core Bond		AllianzGI Best Styles Global Managed Volatility
	Year ended September 30, 2017	Period from 10/30/2015** through September 30, 2016	Year ended September 30, 2017	Period from 4/11/2016** through September 30, 2016

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$2,718,898	$1,879,718	$1,674,031	$975,920

Net realized gain (loss)	509,342	1,132,615	2,318,203	74,698

Net change in unrealized appreciation/depreciation	(3,539,240)	3,998,236	6,022,016	2,451,997

Net increase (decrease) in net assets resulting from investment operations	(311,000)	7,010,569	10,014,250	3,502,615

Dividends and Distributions to Shareholders from:
Net investment income	(6,472,164)	(367,778)	(1,279,950)	–

Net realized gains	(1,796,268)	–	(152,963)	–

Total dividends and distributions to shareholders	(8,268,432)	(367,778)	(1,432,913)	–

Fund Share Transactions:
Net proceeds from the sale of shares	37,516,867	181,178,096	10,754,112	75,229,813

Issued in reinvestment of dividends and distributions	8,268,432	367,778	1,432,913	–

Cost of shares redeemed	(65,662,163)	(14,827,831)	(38,991,208)	(1,443,125)

Net increase (decrease) from Fund share transactions	(19,876,864)	166,718,043	(26,804,183)	73,786,688

Total increase (decrease) in net assets	(28,456,296)	173,360,834	(18,222,846)	77,289,303

Net Assets:
Beginning of period	173,410,834	50,000	77,339,303	50,000

End of period*	$144,954,538	$173,410,834	$59,116,457	$77,339,303

*Including undistributed (dividends in excess of) net investment income of:	$(582,081)	$1,589,804	$1,504,353	$978,380

Shares Activity:
Issued	2,447,325	11,957,770	692,627	4,984,429

Issued in reinvestment of dividends and distributions	561,646	24,700	92,545	–

Shares redeemed	(4,287,929)	(944,914)	(2,366,498)	(91,213)

Net increase (decrease)	(1,278,958)	11,037,556	(1,581,326)	4,893,216

**	Commencement of operations.

See accompanying Notes to Financial Statements	36	Annual Report/September 30, 2017

Statements of Changes in Net Assets

AllianzGI Global Small-Cap Opportunities

Year ended September 30, 2017	Year ended September 30, 2016

$52,679	$50,785

1,000,979	(141,061)

214,012	521,287

1,267,670	431,011

(70,039)	(29,791)

–	–

(70,039)	(29,791)

–	–

70,039	29,791

(1,500,000)	–

(1,429,961)	29,791

(232,330)	431,011

5,287,412	4,856,401

$5,055,082	$5,287,412

$55,242	$46,368

–	–

4,255	2,035

(90,199)	–

(85,944)	2,035

See accompanying Notes to Financial Statements	37	Annual Report/September 30, 2017

Financial Highlights

For a share of common stock outstanding throughout each period:

	AllianzGI Advanced Core Bond		AllianzGI Best Styles Global Managed Volatility
	Year ended September 30, 2017	Period from 10/30/2015* through 9/30/2016	Year ended September 30, 2017	Period from 4/11/2016* through 9/30/2016
Net asset value, beginning of period	$15.71	$15.00	$15.81	$15.00

Investment Operations:
Net investment income(a)	0.25	0.21	0.40	0.22
Net realized and change in unrealized gain (loss)	(0.34)	0.57	1.99	0.59
Total from investment operations	(0.09)	0.78	2.39	0.81

Dividends and Distributions to Shareholders from:
Net investment income	(0.60)	(0.07)	(0.31)	—
Net realized gains	(0.17)	—	(0.04)	—
Total dividends and distributions to shareholders	(0.77)	(0.07)	(0.35)	—
Net asset value, end of period	$14.85	$15.71	$17.85	$15.81
Total Return(b)	(0.43)%	5.23%	15.41%	5.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period(000s)	$144,955	$173,411	$59,116	$77,339
Ratio of expenses to average net assets with fee reimbursement	0.35%	0.41%(c)(d)	0.45%(f)	0.45%(c)(d)
Ratio of expenses to average net assets without fee reimbursement	0.44%	0.62%(c)(d)	0.83%(f)	0.99%(c)(d)
Ratio of net investment income to average net assets	1.67%	1.52%(c)(d)	2.42%(f)	2.96%(c)(d)
Portfolio turnover rate	319%	260%	31%(e)	1%

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred were not annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
(f)	Does not include expenses of the investment in which the Fund invests.

See accompanying Notes to Financial Statements	38	Annual Report/September 30, 2017

Financial Highlights

For a share of common stock outstanding throughout each period:

	AllianzGI Global Small-Cap Opportunities
	Year ended September 30, 2017	Year ended September 30, 2016	Period from 12/1/2014 through 9/30/2015#	Period from 7/23/2014* through 11/30/2014
Net asset value, beginning of period	$15.72	$14.53	$14.70	$15.00

Investment Operations:
Net investment income(a)	0.19	0.15	0.12	0.05

Net realized and change in unrealized gain (loss)	4.49	1.13	(0.25)	(0.35)

Total from investment operations	4.68	1.28	(0.13)	(0.30)

Dividend to Shareholders from net investment income	(0.21)	(0.09)	(0.04)	—

Net asset value, end of period	$20.19	$15.72	$14.53	$14.70

Total Return(b)	30.06%	8.85%	(0.86)%	(2.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,055	$5,287	$4,856	$4,899

Ratio of expenses to average net assets with fee reimbursement	1.20%	1.20%	1.22%(c)(d)	1.20%(c)(d)

Ratio of expenses to average net assets without fee reimbursement	4.24%	5.48%	7.06%(c)(d)	4.88%(c)(d)

Ratio of net investment income to average net assets	1.10%	1.04%	0.91%(c)(d)	0.88%(c)(d)

Portfolio turnover rate	143%	177%	152%	56%

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred were not annualized.

See accompanying Notes to Financial Statements	39	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2017

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AllianzGI Institutional Multi-Series Trust (the “Trust”) was organized on June 3, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940-Act”), as an open-end registered investment company. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. As of September 30, 2017, the Trust consisted of three separate investment series, (each a “Portfolio” and together the “Portfolios”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Portfolios’ investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Prior to October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”) and AllianzGI U.S. served as the Portfolios’ investment manager and sub-adviser, respectively. On October 1, 2016, AGIFM merged with and into AllianzGI U.S. (the “Merger”). Following the Merger, AllianzGI U.S. assumed the services and responsibilities previously provided by AGIFM as investment adviser. No Portfolio currently has a sub-adviser. Shares of the Portfolios have not been registered for public sale and are currently offered and sold on a private placement basis in accordance with Rule 506(c) of Regulation D under the Securities Act of 1933, as amended. Currently, the Trust has authorized one class of shares.

The following Portfolios sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the periods ended September 30, 2017 and September 30, 2016:

AllianzGI Advanced Core Bond Portfolio
Date	Shares	Amount
10/30/15	3,333	$50,000

AllianzGI Best Styles Global Managed Volatility Portfolio
Date	Shares	Amount
4/11/16	3,333	$50,000

The investment objective of AllianzGI Advanced Core Bond is to seek long-term risk adjusted total net return. The investment objective of AllianzGI Best Styles Global Managed Volatility and AllianzGI Global Small-Cap Opportunities is to seek long-term capital appreciation. There can be no assurance that the Portfolios will meet their stated objective.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolios’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Portfolios’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and the financial statements have been modified accordingly, as applicable.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported

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AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees of each Portfolio (together, the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolios’ financial statements. The NAV of each Portfolio is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Portfolios may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of a Portfolio is calculated. With respect to certain foreign securities, the Portfolios may fair-value securities using modeling tools provided by third-party vendors. The Portfolios have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolios for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of a Portfolio may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio.

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AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

(b) Fair Value Measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

●	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access
●

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

●

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolios to measure fair value during the year ended September 30, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

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AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at September 30, 2017 in valuing each Portfolio’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments.):

AllianzGI Advanced Core Bond:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 9/30/17

Investments in Securities - Assets
Corporate Bonds & Notes	$—	$79,076,337	$—	$79,076,337
U.S. Treasury Obligations	—	43,198,082	—	43,198,082
U.S. Government Agency Securities	—	40,335,062	—	40,335,062
Sovereign Debt Obligations	—	19,221,815	—	19,221,815
Repurchase Agreements	—	846,000	—	846,000

	—	182,677,296	—	182,677,296

Other Financial Instruments* – Assets
Interest Rate Contracts	115,250	—	—	115,250

Totals	$115,250	$182,677,296	$—	$182,792,546

AllianzGI Best Styles Global Managed Volatility:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 9/30/17

Investments in Securities - Assets
Common Stock:
Australia	$—	$919,378	$—	$919,378
Austria	109,566	57,924	—	167,490
Belgium	—	235,658	—	235,658
China	—	973,830	—	973,830
Denmark	20,283	63,984	—	84,267
Finland	—	185,176	—	185,176
France	102,238	1,650,471	—	1,752,709
Germany	23,922	387,904	—	411,826
Hong Kong	—	1,241,689	—	1,241,689
Hungary	—	374,018	—	374,018
Indonesia	—	441,262	—	441,262
Israel	—	618,366	—	618,366
Italy	36,133	18,658	—	54,791
Japan	—	7,937,958	—	7,937,958
Korea (Republic of)	101,061	1,021,986	—	1,123,047
Malaysia	37,577	270,754	—	308,331
Netherlands	26,556	195,647	—	222,203
New Zealand	113,866	261,274	—	375,140
Norway	41,587	235,085	—	276,672
Philippines	5,501	60,343	—	65,844
Poland	30,375	236,244	—	266,619
Portugal	—	122,421	—	122,421
Singapore	53,494	976,076	—	1,029,570
South Africa	—	81,921	—	81,921
Spain	146,241	18,925	—	165,166
Sweden	—	24,569	—	24,569

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AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

Switzerland	177,271	1,324,869	—	1,502,140
Taiwan	—	3,267,557	—	3,267,557
Thailand	—	367,075	165,313	532,388
United Kingdom	428,932	872,596	—	1,301,528
All Other	32,106,356	—	—	32,106,356
Preferred Stock	12,438	—	—	12,438
Rights	175	—	—	175
Repurchase Agreements	—	519,000	—	519,000

Totals	$33,573,572	$24,962,618	$165,313	$58,701,503

AllianzGI Global Small-Cap Opportunities:
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 9/30/17

Investments in Securities - Assets
Common Stock:
Australia	$—	$44,447	$—	$44,447
China	—	323,868	—	323,868
Denmark	—	86,040	—	86,040
Germany	—	63,015	—	63,015
Hong Kong	18,825	130,252	—	149,077
Indonesia	—	38,660	—	38,660
Italy	—	110,571	—	110,571
Japan	—	547,202	—	547,202
Korea (Republic of)	10,329	84,930	—	95,259
Malaysia	—	21,583	—	21,583
New Zealand	—	82,803	—	82,803
Poland	—	142,347	—	142,347
Singapore	17,838	71,471	—	89,309
Switzerland	—	44,216	—	44,216
Taiwan	—	177,867	—	177,867
Thailand	—	11,540	22,445	33,985
Turkey	—	106,646	—	106,646
All Other	2,911,355	—	—	2,911,355

	2,958,347	2,087,458	22,445	5,068,250

Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	209	—	209

Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(464)	—	(464)

Totals	$2,958,347	$2,087,203	$22,445	$5,067,995

At September 30, 2017, the following Portfolios had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2(a)	Level 2 to Level 1(b)
AllianzGI Best Styles Global Managed Volatility	$341,623	$809,602
AllianzGI Global Small-Cap Opportunities	44,216	—

(a) This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at September 30, 2016, which was applied on September 30, 2017.

(b) This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at September 30, 2016, which was not applied on September 30, 2017.

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AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2017, was as follows:

AllianzGI Best Styles Global Managed Volatility:

	Beginning Balance 9/30/16	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/17
Investments in Securities - Assets
Common Stock:
Thailand	$679,583	$167,990		$(678,207)	$—		$(9,075)	$5,022	$—	$—	$165,313

AllianzGI Global Small-Cap Opportunities:

	Beginning Balance 9/30/16	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/17
Investments in Securities - Assets
Common Stock:
Thailand	$—	$22,708	$—	$—	$—	$(263)	$—	$—	$22,445

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2017:

AllianzGI Best Styles Global Managed Volatility:

	Ending Balance at 9/30/17	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities - Assets
Common Stock	$ 165,313	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 26.80

AllianzGI Global Small-Cap Opportunities:

	Ending Balance at 9/30/17	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities - Assets
Common Stock	$ 22,445	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 20.41-23.50

THB – Thai Baht

*Other financial instruments are derivatives, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Portfolios held at September 30, 2017 was:

AllianzGI Best Styles Global Managed Volatility	$ (2,677)
AllianzGI Global Small-Cap Opportunities	(263)

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AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Portfolios, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

(d) Federal Income Taxes. The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Portfolios may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolios’ tax positions for all open tax years. As of September 30, 2017, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Portfolios’ federal income tax returns since inception remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders. The Portfolios (except AllianzGI Advanced Core Bond) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Advanced Core Bond declares dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. The Portfolios record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation. The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

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AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

(g) Repurchase Agreements. The Portfolios are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Portfolios enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Portfolios), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited. The gross values are included in the Portfolios’ Schedules of Investments. As of September 30, 2017, the value of the related collateral exceeded the value of the repurchase agreements.

(h) Rights. The Portfolios may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(i) U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) Exchange-Traded Funds. Certain Portfolios may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolios would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolios bear directly in connection with their own operations.

(k) When-Issued/Delayed-Delivery Transactions. When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the

47	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolios do not participate in future gains and losses with respect to the security.

(l) Securities Traded on To-Be-Announced Basis. The Portfolios may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(m) Organizational and Offering Costs. Organizational costs are expensed at the inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of each Portfolio.

2. PRINCIPAL RISKS

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolios are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Portfolios may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. The Portfolios may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolios hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

The Portfolios are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

48	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios.

The Portfolios are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolios. Even when markets perform well, there is no assurance that the investments held by the Portfolios will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios’ have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolios are exposed to risks associated with leverage. Leverage may cause the value of the Portfolios’ shares to be more volatile than if the Portfolios did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolios’ portfolio securities. The Portfolios may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Portfolios employ dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Portfolios’ investment returns, resulting in greater losses.

The Portfolios are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolios and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolios.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

49	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

3. FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolios at times use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolios use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Portfolios’ Statements of Assets and Liabilities.

The following is a summary of the Portfolios’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at September 30, 2017:

AllianzGI Advanced Core Bond:

Location	Interest Rate Contracts
Asset derivatives:
Receivable for variation margin on futures contracts*	$115,250

*	Included in net unrealized appreciation of $115,250 on futures contracts as reported in the Portfolio’s Notes to Schedule of Investments.

AllianzGI Global Small-Cap Opportunities:

Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$209
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(464)

50	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

The effect of derivatives on the Statements of Operations for the year ended September 30, 2017:

AllianzGI Advanced Core Bond:

Location	Interest Rate Contracts
Net realized gain on:
Futures contracts	$38,772
Net change in unrealized appreciation/depreciation of:
Futures contracts	$110,856

AllianzGI Best Styles Global Managed Volatility:

Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$ 480,071	—	$ 480,071
Foreign currency transaction (forward currency contracts)	—	$ 1,464	1,464
Total net realized gain	$ 480,071	$ 1,464	$ 481,535
Net change in unrealized appreciation/depreciation of:
Futures contracts	$ (59,016)	—	$ (59,016)

AllianzGI Global Small-Cap Opportunities:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$ (3,594)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$ (255)

The average volume (based on open positions at each fiscal month-end) of derivative activity during the year ended September 30, 2017:

	Forward Foreign Currency Contracts (2)		Futures Contracts (1)

	Purchased	Sold	Long	Short

AllianzGI Advanced Core Bond	—	—	—	119
AllianzGI Best Styles Global Managed Volatility	—†	—†	34	—
AllianzGI Global Small-Cap Opportunities	$ 4,050	$ 12,293	—	—

51	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

†	Portfolio had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date

4. INVESTMENT MANAGER/DISTRIBUTOR FEES/DEFERRED COMPENSATION

Investment Management Fee. During the reporting period, each Portfolio had an Investment Management Agreement (for the purpose of this section, collectively the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager was responsible for managing, either directly or through others selected by it, each Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager received an annual fee, payable monthly, at an annual rate of each Portfolio’s average daily net assets (the “Investment Management Fee”).

The Investment Management fee was charged at an annual rate as indicated in the following table:

Management Fee
AllianzGI Advanced Core Bond	0.30%
AllianzGI Best Styles Global Managed Volatility	0.40
AllianzGI Global Small-Cap Opportunities	0.90

Distribution Fees. Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM and the Investment Manager, serves as the distributor of the Portfolios’ shares pursuant to a Distribution Contract. The Distributor, for each of the Portfolios, currently receives no compensation in connection with the services it provides under the Distribution Contract.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

5. EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

Expense Limitation
AllianzGI Advanced Core Bond (1)	0.35%
AllianzGI Best Styles Global Managed Volatility (2)	0.45
AllianzGI Global Small-Cap Opportunities (3)	1.20

1. The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2018, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.35%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

2. The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2018, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.45%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such

52	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

3.  The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2018, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.20%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

During the year ended September 30, 2017, the Investment Manager did not recoup any expenses from the Portfolios. The following represents the amounts that still can be recouped by the Investment Manager:

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended
	9/30/2015	9/30/2016	9/30/2017	Totals
AllianzGI Advanced Core Bond	—	$275,685	$141,917	$417,602
AllianzGI Best Styles Global Managed Volatility	—	205,431	258,092	463,523
AllianzGI Global Small-Cap Opportunities	$260,824	209,673	144,937	615,434

6. INVESTMENTS IN SECURITIES

For the year ended September 30, 2017, purchases and sales of investments, other than short-term securities, U.S. government obligations and in-kind transactions were:

	Purchases	Sales
AllianzGI Advanced Core Bond	$74,284,451	$60,682,799
AllianzGI Best Styles Global Managed Volatility #	20,464,317	38,658,901
AllianzGI Global Small-Cap Opportunities	6,868,747	8,224,232

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Advanced Core Bond	$581,351,752	$628,601,216

# See Note 10 for information on in-kind transactions.

7. INCOME TAX INFORMATION

The tax character of dividends and distributions paid was:

	Year ended September 30, 2017			Period ended September 30, 2016

	Ordinary Income (1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Ordinary Income (1)
AllianzGI Advanced Core Bond	$8,178,660	$89,772	-	$367,778
AllianzGI Best Styles Global Managed Volatility	1,341,272	90,973	$668	-
AllianzGI Global Small-Cap Opportunities	70,039	-	-	29,791

(1) Includes short-term capital gains, if any.

53	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

At September 30, 2017, the components of distributable earnings were:

		Long-Term	Post-October Capital Loss (Gain) (2)

	Ordinary Income	Capital Gains	Short-Term	Long-Term
AllianzGI Advanced Core Bond	$132,654	-	$573,994	$1,005,000
AllianzGI Best Styles Global Managed Volatility	3,061,856	934,801	-	-
AllianzGI Global Small-Cap Opportunities	291,663	412,189	-	-

(2) Capital losses realized during the period November 1, 2016 through September 30, 2017 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

For the year ended September 30, 2017, the Portfolio had capital loss carryforwards which were utilized as follows:

	Post-Enactment Utilized

	Short-Term	Long-Term
AllianzGI Global Small-Cap Opportunities Portfolio	$240,666	$-

For the year ended September 30, 2017, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Net unrealized appreciation (depreciation)
AllianzGI Advanced Core Bond (a)(e)	$1,581,381	$(1,581,381)	-	-
AllianzGI Best Styles Global Managed Volatility (b)(c)(d)(f)(g)	131,892	(64,484)	$(48,015)	$(19,393)
AllianzGI Global Small-Cap Opportunities Portfolio (b)(c)(d)	26,234	(26,823)	-	589

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of dividends/distributions
(b)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(c)	Reclassification of gains and losses from foreign currency transactions
(d)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes
(e)	Reversal of bond premium amortization
(f)	Gain/Loss on redemption in kind
(g)	Section 1291(f) gain recognition on PFIC redemption in kind sales

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

54	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

At September 30, 2017, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(3)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Advanced Core Bond	$183,153,404	$1,062,244	$1,423,102	($360,858)
AllianzGI Best Styles Global Managed Volatility	50,561,846	9,216,735	1,077,078	8,139,657
AllianzGI Global Small-Cap Opportunities	4,329,312	780,452	41,769	738,683

(3) Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, return of capital distributions from REITs, PFIC mark-to-market, and Section 1256 futures contracts mark-to-market.

8. SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Portfolio may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Portfolio.

At September 30, 2017, the significant account-holders, owners of 5% or greater of each respective Portfolio’s outstanding shares, were as follows:

	Unaffiliated		Affiliated*
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership	AFI
AllianzGI Advanced Core Bond	—	—	3	94%	—

AllianzGI Best Styles Global Managed Volatility	—	—	2	100%	—

AllianzGI Global Small-Cap Opportunities	—	—	—	—	100%

*This represents the aggregate percentage of affiliated entities that own 5% or more of the Fund’s outstanding shares. These affiliated entities include funds/portfolios of the Allianz Funds Multi-Strategy Trust and Allianz Multi-Series Collective Investment Trust.

9. FUND EVENTS

On July 31, 2017, the AllianzGI Discovery U.S. Portfolio liquidated as a series of the Trust.

On October 1, 2016, AGIFM merged into AllianzGI U.S., and AllianzGI U.S. assumed responsibility as the Portfolios’

Investment Manager, as described in greater detail in Note 1.

10. IN-KIND TRANSACTIONS

During the year ended September 30, 2017, AllianzGI Best Styles Global Managed Volatility transferred securities and cash to its shareholders in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for U.S. GAAP, and the resulting gains of $189,396 and losses of $228,285 were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized loss on investments on the Statements of Operations.

AllianzGI Best Styles Global Managed Volatility redeemed 281,327 shares in-kind with a redemption value of $4,428,093. The number of shares redeemed and redemption value are included in the “Shares Redeemed” and the “Cost of shares Redeemed” on the Statement of Changes in Net Assets.

55	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements (continued)

September 30, 2017

11. BORROWINGS

During a portion of the reporting period, the Trust was party to a credit agreement (the “Northern Trust Agreement”), among the Trust, Allianz Funds, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permitted the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund paid interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments were outstanding. The AllianzGI Borrowers also paid a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets.

The Northern Trust Agreement had an original maturity date of July 29, 2016, which was extended by 90 days and expired on October 27, 2016.

On October 27, 2016, the Trust entered into a credit agreement (the “State Street Agreement”), among AllianzGI Borrowers and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement replaced a preexisting credit agreement with the Northern Trust Company. The State Street Agreement had a 364 day term through October 26, 2017 and permitted the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Portfolios did not utilize either line of credit during the year ended September 30, 2017.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager. The Order permits certain Portfolios to lend money directly to and borrow money directly from other Portfolios for temporary purposes through the Interfund Program.

During the year ended September 30, 2017, the Portfolios did not participate as a borrower or lender in the Interfund Program.

12. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The State Street Agreement had an original maturity date of October 26, 2017, which was extended by an additional 364-day period by amendment effective October 26, 2017. The Amendment permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions.

There were no other subsequent events identified that require recognition or disclosure.

56	Annual Report/September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AllianzGI Institutional Multi-Series Trust and the Shareholders of AllianzGI Advanced Core Bond Portfolio, AllianzGI Best Styles Global Managed Volatility Portfolio, and AllianzGI Global Small-Cap Opportunities Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Advanced Core Bond Portfolio, AllianzGI Best Styles Global Managed Volatility Portfolio, and AllianzGI Global Small-Cap Opportunities Portfolio (each a portfolio constituting the AllianzGI Institutional Multi-Series Trust, hereafter referred to as the “Funds”) as of September 30, 2017, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for AllianzGI Global Small-Cap Opportunities Portfolio, the results of operations for the year then ended, the changes in net assets and the financial highlights for the year then ended and for the period October 30, 2015 (commencement of operations) through September 30, 2016 for AllianzGI Advanced Core Bond Portfolio, and the results of operations for the year then ended, the changes in net assets and the financial highlights for the year then ended and for the period April 11, 2016 (commencement of operations) through September 30, 2016 for AllianzGI Best Styles Global Managed Volatility Portfolio, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, agent banks, brokers and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 21, 2017

57	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Federal Tax Information (unaudited)

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

During the period ended September 30, 2017, the following Portfolios distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Advanced Core Bond	$89,772	-
AllianzGI Best Styles Global Managed Volatility	90,973	$668

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2017, are designated as “qualified dividend income”:

AllianzGI Advanced Core Bond	0%
AllianzGI Best Styles Global Managed Volatility	62%
AllianzGI Global Small-Cap Opportunities	85%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ ordinary income dividends paid during the fiscal year ended September 30, 2017, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Advanced Core Bond	0%
AllianzGI Best Styles Global Managed Volatility	32%
AllianzGI Global Small-Cap Opportunities	22%

Since the Portfolios tax year is not the calendar year, another notification will be sent with respect to calendar year 2017. In January 2018, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2017. The amount that will be reported will be the amount to use on the shareholder’s 2017 federal income tax return and may differ from the amount which must be reported in connection with the Portfolios tax year ended September 30, 2017. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios.

58	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Matters Relating to the Trustees’ Consideration of the Investment Management

Agreements (unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Investment Management Agreement (the “Investment Management Agreement”) on behalf of AllianzGI Global Small-Cap Opportunities Portfolio, AllianzGI Advanced Core Bond Portfolio, AllianzGI Discovery U.S. Portfolio and AllianzGI Best Styles Global Managed Volatility Portfolio (each a “Portfolio” together the “Portfolios”) with Allianz Global Investor U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”).

The Trustees met in person on June 6, 2017 for the specific purpose of considering whether to approve the continuation of the Investment Management Agreement for an additional year. The Contracts Committee of the Board of Trustees, which is comprised of all of the Independent Trustees, met on May 22, 2017 and June 6, 2017 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Portfolio using its respective Broadridge peer groups for performance and expense comparisons.

At their meeting held on June 6, 2017, the Board and the Independent Trustees unanimously approved the continuation of the Investment Management Agreement for an additional one-year period through June 30, 2018, with respect to the Portfolios.

In connection with their deliberations regarding the approval of the Investment Management Agreement, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the Investment Manager under the Investment Management Agreement.

The material factors and conclusions that formed the basis of these approvals for the Portfolios are discussed below.

It was noted that, on October 1, 2016, during the period under review, Allianz Global Investors Fund Management LLC (“AGIFM”), the former investment manager to the Portfolios, merged into AllianzGI U.S., the former sub-adviser to the Portfolios, after which AllianzGI U.S. assumed AGIFM’s roles as investment manager and administrator to the Portfolios and continued to provide the day-to-day portfolio management services it previously provided as sub-adviser in its new capacity as Investment Manager, and the applicable sub-advisory agreements with AllianzGI U.S. were terminated. It was noted that the merger was not expected to have any impact on the nature or quality of investment advisory or administrative services provided to the Portfolios.

In connection with their contract review meetings, the Independent Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, for the Portfolios on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Portfolios identified by Broadridge (the “Broadridge Performance Universe”), the performance of applicable benchmark indices and the total return investment performance (based on net assets) of the Portfolios for various time periods; (ii) information on the Portfolios’ management fees and other expenses and information provided by Broadridge, as applicable, on the management fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”), as applicable; (iii) to the extent applicable, information regarding the investment performance, fees and expenses for other mutual funds and separately managed accounts managed by the Investment Manager, or its affiliates with similar investment objective(s) and policies to those of each Portfolio, if any; (iv) an estimate of profitability to the Investment Manager from its relationship with the Portfolios for the twelve months ended December 31, 2016; (v) descriptions of various functions performed or to be performed by Investment Manager, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers; (vi) information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services and corporate ownership and business operations unrelated to each Portfolio; (vii) fact cards for each Portfolio including, among other information, performance comparisons

59	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Matters Relating to the Trustees’ Consideration of the Investment Management

Agreements (unaudited) (continued)

between each Portfolio and its Broadridge Performance Universe, investment objectives, total net assets, annual fund operating expenses for each share class, portfolio managers, total expense ratio and contractual management fee comparisons between each Portfolio and its Broadridge Expense Group and trends in profitability to the Investment Manager of its advisory relationship with each Portfolio; and (viii) summaries assigning a quadrant placement to each Portfolio for an institutional share class based on an average of certain measures of performance and fees/expenses versus peer group medians.

The Independent Trustees’ conclusions as to the approval of the Investment Management Agreement were based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Some of the factors that figured particularly in their deliberations are described below, although individual Independent Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Independent Trustees recognized that the fee arrangements for the Portfolios are the result of review and discussion in the prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Independent Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Independent Trustees evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio. However, they also took into account the common interests of all series of the Trust in their review. The Independent Trustees also took into account that the Investment Manager had agreed to certain advisory fee waivers and expense caps for the Portfolios and had agreed to observe certain management fee waivers and/or expense limitations for certain Portfolios. The Independent Trustees also considered the risk profile of each Portfolio.

As part of their review, the Independent Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to each Portfolio. Among other information, the Independent Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager; the experience of key advisory personnel of the Investment Manager or its affiliates who would be responsible for portfolio management of each Portfolio; the ability of the Investment Manager to attract and retain capable personnel; and the background and capabilities of the senior management and staff of the Investment Manager; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager. In addition, the Independent Trustees reviewed the extent and quality of the Investment Manager’s services with respect to regulatory compliance and ability to comply with the investment policies of the Portfolios; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Investment Management Agreement; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Portfolios; the Investment Manager’s risk management function; and conditions that might affect the Investment Manager’s ability to provide high quality services to the Portfolios in the future under the Investment Management Agreement, including, but not limited to, each organization’s respective financial condition and operational stability. Based on the foregoing, the Independent Trustees concluded that the Investment Manager’s and its affiliates’ investment processes, research capabilities and philosophy were well suited to each Portfolios, given each Portfolio’s respective investment objective and policies, that the Investment Manager would be able to continue to meet any reasonably foreseeable obligations under the Investment Management Agreement and that the Investment Manager would otherwise be able to provide services to the Portfolios of sufficient extent and quality.

Performance Information

Specific performance results for the Portfolios reviewed by the Independent Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Independent Trustees. With respect to the Portfolios, the Independent Trustees reviewed, among other information, comparative information showing performance for each Portfolio against its respective Broadridge Performance Universe for the one-year period ended March 31, 2017. For the Advanced Core Bond Portfolio and the Discovery U.S. Portfolio, performance was below median (in the fifth quintile) for the one-year period against its respective Broadridge Performance Universe. For the Best Styles Global Managed Volatility Portfolio, performance was below median (in the fourth quintile) for the since inception period against its respective Broadridge Performance Universe. For the Global Small-Cap Opportunities Portfolio, AllianzGI Institutional Multi-Series Trust performance was above median (in the first quintile) for the one-year period against its respective Broadridge Performance Universe.

60	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Matters Relating to the Trustees’ Consideration of the Investment Management

Agreements (unaudited) (continued)

In addition, the Trustees considered matters bearing on the Portfolios and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Independent Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Portfolios.

Fee and Expense Information

In assessing the reasonableness of each Portfolio’s fees and expenses under the Investment Management Agreement, the Independent Trustees considered, among other information, each Portfolio’s contractual management fee and its total expense ratio (in comparison to each Portfolio’s Broadridge Expense Group). The Independent Trustees also noted the management fee waiver and/or expense limitation agreement observed by the Investment Manager for each Portfolio that caps fees or expenses of its shares.

In comparing each Portfolio to its respective Broadridge Expense Groups, with respect to expenses, the Independent Trustees noted that the Portfolios were not charged a separate administration fee, recognizing that its management fee includes a component for administrative services, while certain funds in the Portfolios’ Broadridge Expense Groups have separate advisory and administration agreements with separate fees.

The Independent Trustees noted that both contractual management fees and total expense ratios (taking fee waivers and/or expense limitations into account) (“Total Expense Ratio”) for shares of the Advanced Core Bond Portfolio, Best Styles Global Managed Volatility Portfolio and Global Small-Cap Opportunities Portfolio were below median for shares of each Portfolio’s Broadridge Expense Group. For the Discovery U.S. Portfolio, contractual management fees were at the median, and Total Expense Ratios (taking fee waivers and/or expense limitations into account) were above median and the highest expenses among the five funds in the Discovery U.S. Portfolio’s Broadridge Expense Group.

The Independent Trustees also considered, with respect to each Portfolio, the management fees charged by the Investment Manager to other funds and accounts, if any, with similar investment strategies to each Portfolio.

The Independent Trustees also considered the estimated profitability to the Investment Manager from its relationship with the Portfolios and determined that such profitability did not appear to be excessive. The Independent Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Portfolios. The Independent Trustees indicated that they also took into account that, as open-end investment companies, the Portfolios intend to raise additional assets, so as the assets of the Portfolios grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the management fee waiver and/or expense limitation arrangements observed by or proposed to be observed by the Investment Manager for each Portfolio. Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Manager and its affiliates, such as reputational value derived from serving as Investment Manager to the Portfolios. The Independent Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager has undertaken as investment manager and sponsor of the Portfolios.

After reviewing these and other factors described herein, the Independent Trustees concluded, with respect to each Portfolio, within the context of their overall conclusions regarding the Investment Management Agreement, and based on the information provided and related representations made by management, they were satisfied with the Investment Manager’s responses and on-going efforts relating to the investment performance of the Portfolios. The Independent Trustees also concluded that the fees payable under each of the Investment Management Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager and should be continued. After further discussion, and based on their evaluation of factors they deemed to be material, including those factors described above, the Independent Trustees concluded that the continuation of the Investment Management Agreement with respect to the Portfolios were in the interests of each applicable Portfolio and its shareholders and determined to recommend that the Investment Management Agreement be approved by the full Board.

61	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited)

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

62	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited) (continued)

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

•             Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

•             Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

•	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

¡	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

¡	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

¡	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

¡	Facebook: https://de-de.facebook.com/about/privacy/

¡	Twitter: https://twitter.com/privacy

¡	Linked In: https://www.linkedin.com/legal/privacy-policy

63	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited) (continued)

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

64	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust – Board of Trustees

(unaudited)

Name, Year of Birth, Position(s) Held with Trust, Length

of Service, Other Trusteeships/Directorships

Held by Trustee; Number of Portfolios in Fund

Complex/Outside Fund Complexes Currently

Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Deborah A. DeCotis Year of Birth: 1952 Trustee since: 2014 Trustee/Director of 84 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (Since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014).

F. Ford Drummond Year of Birth: 1962 Trustee since: 2014 Trustee/Director of 59 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex Director, BancFirst Corporation	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).

Bradford K. Gallagher Year of Birth:1944 Trustee since: 2014 Trustee/Director of 84 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson Year of Birth:1945 Trustee since: 2014 Trustee/Director of 84 funds in Fund Complex Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2019).	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).

Hans W. Kertess Year of Birth: 1939 Trustee since: 2014 Trustee/Director of 84 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly, Managing Director), Royal Bank of Canada Capital Markets (since 2004).

James S. MacLeod

Year of Birth: 1947

Trustee since: 2014

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Non-Executive Chairman & Director, Sykes Enterprises, Inc.

Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Chairman, Homeowners Mortgage; and Vice Chairman of the Board and Member of Executive Committee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.

William B. Ogden, IV Year of Birth: 1945 Trustee since: 2014 Trustee/Director of 84 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Year of Birth: 1953 Trustee since: 2014 Trustee/Director of 84 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015).

65	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust – Board of Trustees

(unaudited)(cont’d)

Davey S. Scoon

Year of Birth: 1946

Trustee since: 2014

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG
Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013 - 2016); Director, Orthofix International N.V. (2011 - 2015); and Chairman, Tufts Health Plan (1997 - 2014).

Adjunct Professor, University of Wisconsin-Madison (since 2011).

A. Douglas Eu

Year of Birth: 1961

Trustee since: 2016

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Formerly, Director, Securities and Futures Commission Advisory

Committee Hong Kong (2007-2013).

Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); and Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).

Barbara R. Claussen Year of Birth: 1956 Trustee since: 2015 Trustee/Director of 59 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex

Chief Operating Officer (since 2016), Managing Director (since 2012), and member of the Executive Committee (since 2012) of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors U.S. LLC (since 2014); Formerly, Managing Director of NFJ Investment Group LLC (2003-2017); Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC (2013-2016); Interim Global Chief Operating Officer Liaison of Allianz Global Investors Capital LLC (a predecessor of Allianz Global Investors U.S. LLC) (2012-2014); Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); and Member of Management Board and Chief Risk Officer of Allianz Global Fund Management LLC (2008-2011).

66	Annual Report/September 30, 2017

AllianzGI Institutional Multi-Series Trust – Officers

(unaudited)

Name, Year of Birth, Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1968 President and Chief Executive Officer	Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of the Korea Fund, Inc. President and Chief Executive Officer of 59 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Lawrence G. Altadonna 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer	Director, Director of Fund Administration of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of 59 funds in the Fund Complex and of The Korea Fund, Inc.

Angela Borreggine 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1964 Chief Legal Officer and Secretary	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer and Secretary of 59 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 600 West Broadway, San Diego, CA 92101 Year of Birth: 1975 Chief Compliance Officer	Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 59 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 1633 Broadway, 43rd Floor Year of Birth: 1971 Year of Birth: 1971 Assistant Treasurer	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 59 funds in the Fund Complex.

Richard J. Cochran 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1961 Assistant Treasurer	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 59 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1974 Assistant Treasurer	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 59 funds in the Fund Complex and of The Korea Fund, Inc.

Debra Rubano 1633 Broadway, 43rd Floor New York, NY 10019 Year of Birth: 1975 Assistant Secretary	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 59 funds in the Fund Complex.

Paul Koo(1) 555 Mission Street, Suite 1700 San Francisco, CA 94105 Year of Birth: 1964 Assistant Secretary	Director, Head of US Compliance, Chief Compliance Officer of Allianz Global Investors U.S. LLC and Assistant Secretary of 53 funds in the Fund Complex. Formerly, Chief Compliance Officer of NFJ Investment Group LLC (2016-2017); and Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

*	The officers of the Trust are elected annually by the Board of Trustees.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.

67	Annual Report/September 30, 2017

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

Chief Legal Officer and Secretary

Thomas L. Harter

Chief Compliance Officer, CFA

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLC

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Portfolio or any securities mentioned in this report.

(1)	Paul Koo is assistant secretary of the Portfolios with a limited authority to open, maintain and close certain custodial and trading accounts for each Portfolio.

ITEM  2. CODE OF ETHICS

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM  3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $93,987 in 2016 and $74,425 in 2017.

b)Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2016 and $0 in 2017.

c)Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $48,829 in 2016 and $50,295 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Institutional Multi-Series Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

(1)For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within the Policy. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2)At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3)Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)Not applicable.

g)Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2016 Reporting Period was $4,543,386 and the 2017 Reporting Period was $3,602,643.

h)Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. INVESTMENTS

(a)Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99_ CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AllianzGI Institutional Multi-Series Trust

By: /s/ Thomas J. Fuccillo

Thomas J. Fuccillo, President & Chief Executive Officer

Date: December 1, 2017

By: /s/ Lawrence G. Altadonna

Lawrence G. Altadonna ,Treasurer, Principal Financial & Accounting Officer

Date: December 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas J. Fuccillo

Thomas J. Fuccillo, President & Chief Executive Officer

Date: December 1, 2017

By: /s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: December 1, 2017